HOSOKAWA MICRON INVESTMENT RETIREMENT PLAN
                   ------------------------------------------

                                (AS AMENDED 1995)
                                -----------------

    0395

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                                TABLE OF CONTENTS
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                                                                        Page No.
ARTICLE 1 - DEFINITIONS

          1.01     Account                                                     1
          1.02     Anniversary Date                                            3
          1.03     Annuity Starting Date                                       3
          1.04     Applicable Computation Period                               3
          1.05     Beneficiary                                                 3
          1.06     Board of Directors                                          3
          1.07     Committee                                                   3
          1.08     Company                                                     3
          1.09     Compensation                                                4
          1.10     Controlled or Affiliated Service Group                      5
          1.11     Disability                                                  5
          1.12     Effective Date/Supplemental Effective Date                  6
          1.13     Election Period                                             6
          1.14     Employee/Eligible Employee/Leased Employee                  6
          1.15     Employer                                                    7
          1.16     Highly Compensated Employee/
                     Nonhighly Compensated Employee                            7
          1.17     Internal Revenue Code or Code                               9
          1.18     Participant                                                 9
          1.19     Plan                                                        9
          1.20     Plan Year                                                  10
          1.21     Protected Spouse                                           10
          1.22     Qualified Annuity                                          10
          1.23     Qualified Domestic Relations Order                         10
          1.24     Recordkeeper                                               10
          1.25     Retirement                                                 10
          1.26     Retirement Dates                                           10
          1.27     Service (Break-in-Service - Month of Service
                     Year of Service - Hour of Employment)                    11
          1.28     Services Agreement                                         12
          1.29     Trust Agreement                                            12
          1.30     Trustee                                                    13
          1.31     Trust Fund                                                 13
          1.32     Valuation Date                                             13
          1.33     Voice Technology System (VTS)/
                     Customer Service Representative (CSR)                    13

ARTICLE 2 - ELIGIBILITY AND PARTICIPATION

          2.01     Eligibility for Participation                              14
          2.02     Change in Employment Status                                14

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ARTICLE 3 - CONTRIBUTIONS

          3.01     Elective Deferral Contributions                            16
          3.02     Reduction of Excess Elective
                     Deferral Contributions                                   16
          3.03     Matching and Regular Contributions                         17
          3.04     Voluntary After-Tax Contributions                          19
          3.05     Contribution Changes                                       19
          3.06     Discontinuance of Contributions                            20
          3.07     Rollover Contributions from Other
                     Qualified Plans                                          20
          3.08     Transfer of Assets from Other
                     Qualified Plans                                          21
          3.09     Deposit of Contributions                                   22
          3.10     Payment of Expenses                                        22

ARTICLE 4 - CONTRIBUTIONS LIMITATIONS

          4.01     $7,000 Limitation on Elective
                     Deferral Contributions                                   23
          4.02     Limitation on Elective Deferral, Matching
                     and/or Voluntary After-Tax Contributions                 23
          4.03     Limitation on Allocations                                  28

ARTICLE 5 - MAINTENANCE OF ACCOUNTS, INVESTMENT FUNDS AND
            VALUATION OF THE TRUST FUND

          5.01     Maintenance of Accounts                                    33
          5.02     Investment Election                                        33
          5.03     Investment Funds                                           34
          5.04     Valuation of Trust Fund                                    35
          5.05     Allocation of Investment Earnings and
                     Expenses                                                 35

ARTICLE 6 - BENEFITS PAYABLE UPON TERMINATION OF EMPLOYMENT

          6.01     Upon Retirement                                            36
          6.02     Upon Disability                                            36
          6.03     Upon Death                                                 36
          6.04     Upon Other Termination of Employment                       39
          6.05     Reemployment and Repayment of Benefits                     40

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ARTICLE 7 - DISTRIBUTION OF BENEFITS

          7.01     Claim Procedure For Benefits                               41
          7.02     Commencement of Benefits                                   41
          7.03     Method and Form of Payment of Benefits
                     for Participants Who Commenced Participation
                     On or After January 1, 1992                              45
          7.04     Method and Form of Payment of Benefits
                     for Participants Who Commenced Participation
                     Prior to January 1, 1992                                 46
          7.05     Disposition of Unclaimed Benefits                          51
          7.06     Non-Assignability                                          51
          7.07     Substitute Payee                                           51
          7.08     Satisfaction of Liability                                  51
          7.09     Direct Rollover to Eligible Retirement Plans               51
          7.10     Waiver of 30 Day Notice Requirement                        53

ARTICLE 8 - ADMINISTRATION OF THE PLAN

          8.01     Assignment of Administrative Authority                     54
          8.02     Organization and Operation of the Committee                54
          8.03     Authority and Responsibility of the Committee              55
          8.04     Duties of the Recordkeeper                                 56
          8.05     Records and Reports                                        56
          8.06     Required Information                                       56
          8.07     Fiduciary Liability                                        57
          8.08     Payment of Expenses                                        57
          8.09     Indemnification                                            57
          8.10     Qualified Domestic Relations Orders                        57

ARTICLE 9 - AMENDMENT AND TERMINATION

          9.01     Amendment                                                  62
          9.02     Termination                                                62
          9.03     Vesting Upon Termination                                   63
          9.04     Distribution of Benefits After Termination                 63

ARTICLE 10 - PARTICIPATING COMPANIES

          10.01    Adoption by Other Entities                                 64
          10.02    Alternative Provisions                                     64
          10.03    Right to Withdraw (Plan Spinoff)                           64
          10.04    Procedure Upon Withdrawal                                  64

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ARTICLE 11 - TOP-HEAVY PROVISIONS

          11.01    Definition of Top-Heavy and Super Top-Heavy                66
          11.02    Definition of Key Employee                                 67
          11.03    Minimum Employer Contribution                              68
          11.04    Limitation of Allocations                                  69

ARTICLE 12 - WITHDRAWAL OF FUNDS DURING EMPLOYMENT

          12.01    Withdrawals from Elective Deferral
                     Contribution Account                                     70
          12.02    Withdrawals from Matching
                     Contribution Account                                     70
          12.03    Withdrawals from Regular Contribution Account              70
          12.04    Withdrawals from Rollover Account                          70
          12.05    Withdrawals from Transfer Account                          70
          12.06    Withdrawals from Qualified Matching
                     Contribution and Qualified Nonelective
                     Contribution Accounts                                    70
          12.07    Financial Hardship Rules                                   70
          12.08    General Withdrawal Rules                                   72

ARTICLE 13 - LOANS

          13.01    Activation of Loan Provisions                              74
          13.02    Amount of Loans and Terms of Repayment                     74

ARTICLE 14 - GENERAL PROVISIONS

          14.01    Exclusiveness of Benefits                                  78
          14.02    Limitation of Rights                                       78
          14.03    Limitation of Liability and Legal Actions                  78
          14.04    Construction of Agreement                                  79
          14.05    Title to Assets                                            79
          14.06    Severability                                               79
          14.07    Titles and Headings                                        79
          14.08    Counterparts as Original                                   79
          14.09    Merger of Plans                                            79
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0395

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                   HOSOKAWA MICRON INVESTMENT RETIREMENT PLAN
                   ------------------------------------------

                                (AS AMENDED 1995)
                                -----------------

                              STATEMENT OF PURPOSE
                              --------------------

Hosokawa Micron International Inc. has had in effect since April 1, 1987 the Hosokawa Micron Retirement Plan, to which it made contributions for the purpose of sharing its profits with its employees in order to provide for the accumulation of funds for the benefit of eligible employees and their beneficiaries in the manner and to the extent set forth in such plan, which plan was fully restated in 1992.

The Hosokawa Micron Retirement Plan (As Amended 1995), hereinafter set forth, constitutes an amendment in its entirety to said plan which is continued effective as of January 1, 1995 with respect to employees and participants who had not yet retired, terminated employment or died as of such date. The rights of anyone covered under the plan prior to January 1, 1995, who retired, terminated employment or died before that date, shall be determined in accordance with the terms and provisions of the plan in effect on the date of such retirement, termination of employment or death, except as otherwise specifically provided herein.

The plan contains assets transferred from the Alpine American Corp. Profit-Sharing Plan effective August 1, 1989 in its Transfer Account.

Unless otherwise provided herein, those provisions added or amended to comply with the Tax Reform Act of 1986 required to be effective as of April 1, 1987 or April 1, 1989 shall be effective as of such dates.

                                    ARTICLE 1
                                    ---------

                                   DEFINITIONS
                                   -----------

For purposes of the Plan, the following words and phrases shall have the following meanings unless a different meaning is plainly required by the context. Wherever used, the masculine pronoun shall include the feminine pronoun and the feminine pronoun shall include the masculine and the singular shall include the plural and the plural shall include the singular.

1.01  "Account"

      The interest of a Participant in the Trust Fund as represented by his accounts as designated below.

      (a) "Elective Deferral Contribution Account" (Account A) - Portion of Trust Fund attributable to a Participant's


0395                                                                           1

            Elective Deferral Contributions in accordance with the provisions of
            Section 3. 01 and the provisions of the Plan in effect prior to the Supplemental Effective Date.

      (b) "Matching Contribution Account" (Account B) - Portion of Trust Fund attributable to the Company's

            (i) Matching Contributions in accordance with the provisions of Subsection 3.03(a) and with the provisions of the Plan in effect prior to the Supplemental Effective Date; and

            (ii) Additional Matching Contributions in accordance with the provisions of Subsection 3.03(b) and with the provisions of the Plan in effect prior to the Supplemental Effective Date.

      (c) "Regular Contribution Account" (Account C) - Portion of Trust Fund attributable to the Company's Regular Contributions in accordance with the provisions of Subsection 3.03(c) and the provisions of the Plan in effect prior to the Supplemental Effective Date, and Top-Heavy Contributions in accordance with Article 11.

      (d) "Rollover Account" (Account D) - Portion of Trust Fund attributable to funds rolled over from another qualified plan in accordance with
            Section 3.07.

      (e) "Transfer Account" (Account E) - Portion of Trust Fund attributable to the Company's contributions during a Participant's participation under another qualified plan and transferred in accordance with the provisions of Section 3.08.

      (f) "Voluntary After-Tax Contribution Account" - Portion of Trust Fund attributable to a Participant's Voluntary After-Tax Contributions in accordance with the provisions of Section 3.04 and the provisions of the Plan in effect prior to the Supplemental Effective Date.

      (g) "Qualified Matching Contribution Account" - Portion of Trust Fund attributable to the Company's Qualified Matching Contributions in accordance with the provisions of Subsection 3.03(b).

      (h) "Qualified Nonelective Contribution Account" - Portion of Trust Fund attributable to the Company's Qualified Nonelective Contributions in accordance with the provisions of Subsection 3.03(c).


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


1.02  "Anniversary Date"

      Each January 1 commencing January 1, 1992.

1.03  "Annuity Starting Date"

      The first day of the first period for which an amount is payable as an annuity. If a benefit is not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

1.04  "Applicable Computation Period"

      (a) For purposes of contributions in accordance with Articles 3 and 11, Applicable Computation Period shall be a Plan Year.

      (b) For all other purposes, Applicable Computation Period shall be the 12-month period beginning as of the date a person first completed an Hour of Employment with the Employer and each anniversary thereof.

1.05  "Beneficiary"

      The person designated to receive benefits payable under the Plan in the event of death. In the event a Beneficiary is not designated, the Participant's surviving spouse shall be deemed his Beneficiary or in the absence of a surviving spouse, the benefits shall be paid to the Participant's estate.

1.06  "Board of Directors"

      The Board of Directors of Hosokawa Micron International Inc.

1.07  "Committee"

      The person or persons appointed in accordance with Section 8.01 to administer the Plan. In the absence of such designation, the Company shall serve as the Committee and in such case all references herein to the Committee shall be deemed a reference to the Company.

1.08  "Company"

      (a) Hosokawa Micron International Inc. and any successor which shall maintain this Plan; and

      (b) any other business entity which duly adopts the Plan with the approval of the Board of Directors.


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


1.09  "Compensation"

      (a) Unless otherwise indicated, for purposes of Sections 3.01, 3.03 and 3.04, the amount described in Subsection (c), exclusive of any (i) amount which is paid by the Employer but not by the Company; (ii) amount paid by the Company for any period during which the Participant's employment status did not meet the requirements of
            Section 1.14; and (iii) amount paid before an Eligible Employee was eligible to become a Participant in accordance with Section 2.01. For purposes of Section 3.01, third party insurance payments shall be excluded.

      (b) For purposes of Section 4.03, the Participant's wages for the Plan Year paid by the Employer of the type reported in box 10 of Form W-2
            (1991). Such wages shall include amounts within the meaning of
            Section 3401(a) of the Code plus any other amounts paid to the Participant by the Employer for which the Employer is required to furnish a written statement under Section 6041(d) and 6051(a)(3) of the Code, determined without regard to any rules that limit the amount required to be reported based on the nature or location of the employment or services performed, exclusive of

            (i)   severance pay on a non payroll basis;

            (ii)  non-qualified deferred compensation payments;

            (iii) any amounts paid or reimbursed by the Employer for moving expenses which the Employer reasonably believes at the time of such payment to be deductible by the Employee under Section 217 of the Code; and

            (iv) welfare benefits, fringe benefits (cash and non-cash), reimbursements of other expense allowances, moving expenses and deferred compensation.

      (c) For purposes of Sections 1.16 and 4.02 and Article 11, the amount described in Subsection (b) increased by the amount of any contributions made by the Employer under any salary reduction or similar arrangement to a qualified deferred compensation, pension or cafeteria plan, contributions to a simplified employee pension plan described in Section 408(k) of the Code, contributions towards the purchase of an annuity contract described in Section 403(b) of the Code, compensation deferred under a deferred compensation plan within the meaning of Section 457(b) of the Code and Employee contribution (under governmental plans described in Section 414 (h)
            (2) of the Code which are picked up and treated as Employer contributions. For purposes of Section 1.16, the amount described above shall be for the applicable


0395                                                                           4
            period for making the determination of Highly Compensated Employees. For purposes of Section 4.02, the amount paid before an Eligible Employee was eligible to become a Participant in accordance with
            Section 2.01 shall be excluded.

      In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

      If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for the determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

1.10  "Controlled or Affiliated Service Group"

      (a) "Controlled Group" - Any group of business entities under common control, including but not limited to proprietorships and partnerships, or a controlled group of corporations within the meaning of Sections 414 (b), (c) and (o) of the Code.)For purposes of Section 4.03, the phrase "more than 50%" is substituted for the phrase "at least 80%" each place it appears in Section 1563(a)(1) of the Code.

      (b) "Affiliated Service Group" - Any group of business entities within the meaning of Section 414(m) of the Code.

1.11  "Disability"

      Any physical or mental condition for which a Participant shall be eligible to receive benefits under the disability insurance provisions of the Social Security Act.


0395                                                                           5

1.12  "Effective Date"

      April 1, 1987, the date as of which the Plan was established.

      "Supplemental Effective Date"

      January 1, 1995, the last date as of which the Plan was amended in its entirety.

      Unless otherwise provided herein, those provisions added or amended to comply with the Tax Reform Act of 1986 required to be effective as of April 1, 1987 or April 1, 1989 shall be effective as of such date.

1.13  "Election Period"

      The period commencing 90 days before the Annuity Starting Date and ending on such Annuity Starting Date.

1.14  "Employee"

      Any person in the employ of the Company.

      Leased Employees shall be included as Employees unless (i) such individual is covered by a money purchase pension plan providing (A) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the Leased Employee's gross income under Section 125, 402(a)(8), 403(h) or 403(b) of the Code; (B) immediate participation; and
      (C) full and immediate vesting; and (ii) Leased Employees do not constitute more than 20% of the Employer's Nonhighly Compensated Employee workforce.

      "Eligible Employee"

      An Employee for whom the Company is required to contribute Federal Insurance Contributions Act taxes excluding persons (a) who are Leased Employees, (b) from the parent company on temporary assignment in the United States of America, (c) employed as work-study, seasonal and/or temporary employees and (d) who are members in good standing of the Teamster Local No. 418 or Laborer's International Union of North America Local No. 1137.

      Notwithstanding the above, Leased Employees shall be included in the definition of Eligible Employee if the requirements of Section 414(n)(2) of the Code require such inclusion in order to meet the plan qualification requirements enumerated in Section 414(n) and then only if the coverage requirements of Section 410(b) of the Code would otherwise not be met.


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


      "Leased Employee"

      Any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

1.15  "Employer"

      The Company and any other business entity in a Controlled or Affiliated Service Group which includes the Company.

1.16  "Highly Compensated Employee"

      (a) An Employee who is a Highly Compensated Active Employee or a Highly Compensated Former Employee.

      (b) A Highly Compensated Active Employee is any Employee who performs Service with the Employer during the Determination Year and is described in either the Look-back Year Group or the Determination Year Group or both such groups.

            (i) The Look-back Year Group includes any Employee who (A) was at any time during the Look-back Year a 5% owner, as defined in
                  Section 416(i)(1) of the Code; (B) received Compensation from the Employer in excess of $75,000; (C) received Compensation from the Employer in excess of $50,000 and was in the Top-Paid Group, as defined in Section 414(q) of the Code, of Employees for such Look-back Year; or (D) was at any time an officer and received Compensation greater than 50% of the maximum dollar limitation under Section 415(b)(1)(A) of the Code.

                  The 415(b)(1)(A) limitation and the $75,000 and $50,000 thresholds set forth above shall be adjusted annually for increases in the cost-of-living in accordance with Section 415(d) of the Code, effective as of January 1 of the calendar year such increase is promulgated and applicable to the Plan Year which begins with or within such calendar year.

            (ii) The Determination Year Group includes any Employee who (A) was at any time during the Determination Year a 5% owner, as defined in Section 416(i)(1) of


0395                                                                           7
                  the Code; or (B) is both (1) described in Subparagraphs
                  (i)(B), (i)(C) or (i)(D) above substituting the Determination Year for the Look-back Year; and (2) a member of the group consisting of the 100 Employees paid the greatest Compensation during the Determination Year of reference.

      (c) A Highly Compensated Former Employee for a Determination Year is any former Employee who separated from Service prior to such Determination Year and was a Highly Compensated Active Employee for either the year in which such Employee separated from Service or any Determination Year ending on or after such Employee's 55th birthday.

      (d)   For purposes of this definition, the following shall be applicable:

            (i) The Determination Year is the applicable Plan Year for which a determination is being made and the Look-back Year is the 12-month period immediately preceding such Plan Year.

            (ii) If there are no officers as described above in either the Determination Year or the Look-back Year, then the highest paid officer of the Employer in each such year shall be deemed a Highly Compensated Employee with respect to such year.

            (iii) The determination of Highly Compensated Employees, including the determinations of the number and identity of Employees in the Top-Paid Group, the top 100 Employees and the number of Employees treated as officers shall be governed by Section 414(q) of the Code and Treasury Regulation 1.414(q)-1T.

            (iv) The Compensation and contributions under the Plan of a Highly Compensated Employee who is a 5% owner or in the group consisting of the 10 Highly Compensated Employees paid the greatest Compensation during any Determination Year or Look-back Year shall be determined by aggregating such amounts with the Compensation and contributions of each other Employee who is the spouse, lineal ascendant or descendant or spouse of a lineal ascendant or descendant of such Highly Compensated Employee.

      (e) The Company may make the following elections as provided for in Treasury Regulation 1.414(q)-1T:

            (i) the special rule for determining Highly Compensated Former Employees who separated from Service before


0395                                                                           8

                  January 1, 1987 in accordance with Treasury Regulation 1.414(q)-lT, Q&A 4(d). However, once such an election is made it may not be changed without the consent of the Commissioner;

            (ii) the calendar year election for the Look-back Year in accordance with Treasury Regulation 1.414(q)-lT, Q&A 14(b);

            (iii) the modification on a consistent and uniform basis of the permissible age and service exclusions in accordance with Treasury Regulation 1.414(q)-1T, Q&A 9(b)(2);

            (iv) the inclusion of employees covered under a collective bargaining agreement in accordance with Treasury Regulation 1.414(q)-lT, Q&A 9(b)(2);

            (v) the inclusion of leased employees in determining the highly compensated group in accordance with Treasury Regulation 1.414(q)-lT, Q&A 7(b)(4); and

            (vi) the transitional rule in accordance with Treasury Regulation 1.414(q)-lT, Q&A 15.

      "Nonhighly Compensated Employee"

      An Employee who is not deemed to be a Highly Compensated Employee.

1.17  "Internal Revenue Code" or "Code"

      The Internal Revenue Code of 1986, and any amendments thereto.

1.18  "Participant"

      (a) An Eligible Employee who participates under the Plan in accordance with Section 2.01.

      (b) Each other Eligible Employee or former Eligible Employee for whom an Account is maintained.

1.19  "Plan"

      The Hosokawa Micron Investment Retirement Plan, as herein set forth and as from time to time supplemented and amended, which Plan is intended to be a profit-sharing plan for purposes of Sections 401(a), 402, 412 and 417 of the Code.


0395                                                                           9

1.20  "Plan Year"

      A period of 12 consecutive months commencing on January 1, 1992 and each January 1 thereafter.

      However, "Plan Year" prior to January 1, 1992 shall be a period of 12 consecutive months commencing on the Effective Date and each April 1 thereafter and the "Plan Year" beginning on April 1, 1991 shall be for a period of nine consecutive months ending on December 31, 1991.

1.22  "Protected Spouse"

      The spouse to whom the Participant had been legally married on the earlier of the date of the Participant's death or the Participant's Annuity Starting Date.

1.22  "Qualified Annuity"

      (a) In the case of a married Participant who commenced his participation in the Plan prior to January 1, 1992, an immediate annuity payable for the life of the Participant with a survivorship benefit payable to the Participant's spouse (on the Annuity Starting Date) for life. Such survivorship benefit shall not be less than 50% or greater than 100% of the benefit payable to the Participant. In the absence of a specific election, 100% shall be applicable.

      (b) In the case of a Participant who is not married on his Annuity Starting Date, an immediate annuity payable for the life of the Participant. Upon the Participant's death, all benefits cease.

1.23  "Qualified Domestic Relations Order"

      A domestic relations order as defined in Section 8.10 in accordance with
      Section 414(p) of the Code.

1.24  "Recordkeeper"

      Sedgwick Noble Lowndes and its affiliates and its successors.

1.25  "Retirement"

      The termination of employment of a Participant on his Early, Normal or Deferred Retirement Date.

1.26  "Retirement Dates"

      (a) "Normal Retirement Date" - The date on which the Participant attains age 65.


0395                                                                          10

      (b) "Early Retirement Date" - The first day of any month coincident with or following the date on which the Participant attains age 55, provided he has completed five Years of Service as of such date.

      (c) "Deferred Retirement Date" - The first day of any month subsequent to the Participant's Normal Retirement Date.

1.27  "Service"

      (a)   All periods of employment with the Employer and with Hosokawa Micron
            (USA) Inc., MikroPul Corporation, Menardi-Criswell Corporation, Sonodyne Industries, Inc. and U.S. Felt Co.

            A period of employment begins as of the date the Employee first completes an Hour of Employment for the Employer or with Hosokawa Micron (USA) Inc., MikroPul Corporation, Menardi-Criswell Corporation, Sonodyne Industries, Inc. and U.S. Felt Co. and ends on the earlier of the date the Employee resigns, is discharged, retires or dies or, if the Employee is absent for any other reason, on the first anniversary of the first day of such absence (with or without pay) from the Employer. If an Employee is absent for any reason and returns to the employ of the Employer before incurring a Break-in-Service, as provided in Subsection (b), he shall receive credit for his period of absence up to a maximum of 12 months. Service subsequent to a Break-in-Service will be credited as a separate period of employment.

      (b) "Break-in-Service" - A period of 12-consecutive months during which an Employee fails to accrue an Hour of Employment with the Employer. Such period begins on the earlier of the date the Employee resigns, is discharged, retires or dies or, if the Employee is absent for any other reason, on the first anniversary of the first day of such absence (with or without pay) from the Employer. If an Employee is absent by reason of (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with an adoption of such child by such Employee, or (iv) caring for such child immediately following such birth or placement, such Employee will not be treated as having retired, resigned or been discharged and the period between the first and second anniversary of the first day of such absence shall not be deemed a Break-in-Service.

      (c) "Month of Service" - A calendar month, or in the case of aggregation of non-successive periods of employment, 30 days of employment or credited absence whether or not completed consecutively.


0395                                                                          11

      (d)   "Year of Service" - Unless otherwise indicated, 12 Months of
            Service.

      (e)   "Hour of Employment"

            (i) For an Employee paid on an hourly basis or for whom hourly records of employment are required to be maintained, each hour for which the person is directly or indirectly paid or entitled to payment for the performance of duties or for the period of time when no duties are performed, irrespective of whether the employment relationship has terminated, such as vacation, holiday or illness.

            (ii) For an Employee paid on a non-hourly basis or for whom hourly records of employment are not required to be maintained, each week for which the person is directly or indirectly paid or entitled to payment shall be equal to 45 Hours of Employment.

            (iii) A person shall receive an Hour of Employment for each hour for which back pay has been awarded or agreed to irrespective of mitigation of damages, provided that each such hour shall be credited to the Applicable Computation Period to which it pertains, rather than the Applicable Computation Period in which the award or agreement is made, and further provided that no such award or agreement shall have the effect of crediting an Hour of Employment for any hour for which the person previously received credit under (i) or (ii) above.

            (iv) Notwithstanding the foregoing, Hours of Employment shall be computed and credited in accordance with Department of Labor Regulation 2530.200b-2, Subparagraphs (b) and (c).

      (f) An Employee shall receive credit for the period of his employment with another business entity to which he had been transferred by the Company solely for purposes of determining his vested interest in accordance with Section 6.04.

1.28  "Services Agreement"

      The instrument executed by the Committee and the Recordkeeper fixing the rights and responsibilities of each.

1.29  "Trust Agreement"

      The instrument executed by the Company and the Trustee fixing the rights and liabilities of each with respect to holding and


0395                                                                          12
      administering the Trust Fund, which instrument shall be incorporated by reference into this Plan.

1.30  "Trustee"

      The Trustee or any successor Trustee, appointed by the Board of Directors, acting in accordance with the terms of the Trust Agreement.

1.31  "Trust Fund"

      All assets held by the Trustee for the purposes of the Plan in accordance with the terms of the Trust Agreement.

1.32  "Valuation Date"

      Each business day of the Plan Year as determined by the New York Stock Exchange.

1.33  "Voice Technology System or Customer Service Representative"

      (a)   "Voice Technology System (VTS)"

            The interactive voice communications system maintained by the Recordkeeper and utilized by the Participants and the Committee in facilitating investment fund changes, withdrawal and loan requests and benefit payments, and for requesting general plan information.

      (b)   "Customer Service Representative (CSR)"

            The individual(s) designated by the Recordkeeper and utilized by the Participants and the Committee in facilitating investment fund changes, withdrawal and loan requests and benefit payments, and for requesting general plan information.


0395                                                                          13

                                    ARTICLE 2
                                    ---------

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

2.01  Eligibility for Participation

      (a) Each Eligible Employee on the Supplemental Effective Date who was a Participant of the Plan shall continue as a Participant as of the Supplemental Effective Date.

      (b) Each other Eligible Employee shall become a Participant as of the Supplemental Effective Date or the first day of the month coincident with or next following the date he completes six Months of Service.

      (c) If a former Participant is reemployed, he shall be eligible to resume his participation as of the date of his reemployment. Such Participant may elect to comply with the provisions of Section 3.01 as of the date of his reemployment or any subsequent January, April, July or October 1.

2.02  Change in Employment Status

      (a) In the event a Participant ceases to be an Eligible Employee as the result of becoming part of an excluded class, only Compensation up to the date he ceased to be an Eligible Employee shall be considered for purposes of contributions in accordance with Article 3. Such Employee shall remain a Participant but shall not be permitted to contribute in accordance with Article 3 or share in any Company contributions allocated in accordance with Article 3 for the period beyond the date he ceased to be an Eligible Employee.

            In the event such Participant returns to an eligible class and again becomes an Eligible Employee, he shall be permitted to share in Company contributions allocated in accordance with Article 3 as of the date he again became an Eligible Employee and may elect to comply with the provisions of Section 3.01 as of such date or any subsequent January, April, July or October 1. Only Compensation from the date he again became an Eligible Employee shall be considered for purposes of such contributions.

      (b)   If a person otherwise satisfied the eligibility requirements of
            Section 2.01 and subsequently becomes an Eligible Employee, he shall be eligible to become a Participant as of the date he became an Eligible Employee and may elect to comply with the provisions of
            Section 3.01 as of such date or any subsequent January, April, July or October 1.


0395                                                                          14

      (c) In the event a collective bargaining agreement is entered into between the Company and a representative for any class of Employees in the employ of the Company subsequent to the Supplemental Effective Date, eligibility for participation in the Plan by such Employees who are not Participants shall not be extended beyond the effective date of the collective bargaining agreement unless the agreement extends participation in the Plan to such Employees. The provisions of Subsection (a) shall apply to those Employees who are currently Participants.


0395                                                                          15

                                    ARTICLE 3
                                    ---------

                                  CONTRIBUTIONS
                                  -------------

3.01  Elective Deferral Contributions

      A Participant may, when first eligible or as of any subsequent January, April, July or October 1 elect to save, through pay reduction each payroll period, no less than 1% nor more than 16%, in whole percentages, of that portion of his Compensation attributable to such payroll period, subject to the limitations on Elective Deferral Contributions under Sections 4.01 and 4.02 and the limitations on annual additions under Section 4.03.

      Such contributions shall take the form of before tax contributions (hereinafter known as "Elective Deferral Contributions") and shall be deemed to be Company contributions for purposes of Section 414(h) of the Code.

      (a) An initial written election must be made by an Eligible Employee and submitted to the Committee at least 30 days (or such other period as the Committee may fix from time to time) prior to the first date the Eligible Employee would be eligible to become a Participant of the Plan in accordance with Section 2.01.

      (b) An election, once made, shall remain in effect until subsequently changed by the Eligible Employee in accordance with the provisions of Section 3.05 or 3.06.

3.02  Reduction of Excess Elective Deferral Contributions

      If Elective Deferral Contributions under Section 3.01 are projected to exceed the limitations of Sections 4.01 or 4.02 at any time during a Plan Year, the Committee, in a good faith effort to comply with such limitations, retains the right to reduce the rate of elective deferrals made by Highly Compensated Employees. Such reduction shall be made in the sole discretion of the Committee and for purposes of Section 4.02 shall be accomplished by progressively reducing the Elective Deferral Contributions of those Highly Compensated Employees with the highest deferral percentage until the limitations are met.

      Contributions made prior to the date of such reduction shall be deemed to be made pro rata throughout the Plan Year of reference for purposes of entitlement to a Matching Contribution under Section 3.03.


0395                                                                          16

3.03  Matching and Regular Contributions

      Subject to the limitations on annual additions under Section 4.03, the Company shall contribute the following amounts:

      (a) Matching Contributions - 100% of that portion of the Participant's Elective Deferral Contributions each payroll period which does not exceed 3% of the Participant's Compensation for such payroll period. Only Elective Deferral Contributions which are not required to be restricted under Sections 3.02, 4.01 or 4.02 shall be matched. No Matching Contribution will be provided in excess of the limitations under Subsections 4.02(b) and (c).

      (b) Additional Matching Contributions - For any Plan Year, the Company may contribute such additional amounts as it shall determine. Such Additional Matching Contributions shall be allocated to Participants in the employ of the Company on the last business day of such Plan Year in the same proportion that the Elective Deferral Contributions of each such Participant for such Plan Year bears to the aggregate Elective Deferral Contributions of all Participants for such Plan Year, taking into consideration only that portion of each Participant's Elective Deferral Contributions which does not exceed 3% of such Participant's Compensation for each payroll period during such Plan Year.

            Qualified Matching Contributions - For any Plan Year, the Company may contribute such additional amounts as it shall determine. Such Qualified Matching Contributions shall be allocated to those Participants who are Nonhighly Compensated Employees in the employ of the Company on the last business day of such Plan Year in the same proportion that the Elective Deferral Contributions of each such Participant for such Plan Year bears to the aggregate Elective Deferral Contributions of all such Participants for such Plan Year, taking into consideration only that portion of each Participant's Elective Deferral Contributions which does not exceed 3% of such Participant's Compensation for each payroll period during such Plan Year.

            Such contributions shall be subject to Treasury Regulation 1.401(k)- 1(g)(13).

            Notwithstanding the foregoing provision, a Participant otherwise eligible shall share in such Additional or Qualified Matching Contributions for the Plan Year of (i) his Retirement, Disability or death, (ii) the commencement of a Leave of Absence authorized by the Company or (iii) his transfer to another business entity to which such Participant had been transferred by the Company, even if the


0395                                                                          17

            Participant is not in the employ of the Company on the last business day of such Plan Year.

      (c) Regular Contributions - 2% of the Participant's Compensation, provided the Participant is in the employ of the Company on the last business day of such Plan Year, which amount shall be credited at the end of the Plan Year.

            Notwithstanding the foregoing provision, a Participant shall be entitled to a share of the Company's Regular Contributions for the Plan Year of (i) his Retirement, Disability or death, (ii), the commencement or end of a Leave of Absence authorized by the Company or (iii) his transfer to another business entity to which such Participant had been transferred by the Company, even if the Participant is not in the employ of the Company on the last business day of such Plan Year.

            A Participant shall not share in the allocation of the Company's Regular Contributions for any Plan Year during which he terminated his employment for reasons other than specified in (i), (ii) or
            (iii).

            Notwithstanding the above, in the event the Plan fails to meet the requirements of Section 401(a)(26) or 410(b) of the Code, those Participants who are not in the employ of the Company on the last business day of the Plan Year shall share in the allocation of the Company's Regular Contribution to the extent necessary by progressively including those Participants with the greatest number of Hours of Employment to a minimum of 501 such hours until the requirements are met.

      (d) Qualified Nonelective Contributions - Such amount as the Company shall determine for any Plan Year, which shall be allocated to those Participants who are Nonhighly Compensated Employees in the same proportion that his Compensation bears to the aggregate Compensation of all such Participants for such Plan Year, provided the Participant is in the employ of the Company on the last business day of such Plan Year, which amount shall be credited at the end of the Plan Year.

            Such contributions shall be subject to Treasury Regulation 1.401(k)-l(g)(13).

            Notwithstanding the foregoing provision, a Participant otherwise eligible shall be entitled to a share of the Company's Qualified Nonelective Contributions for the Plan Year of (i) his Retirement, Disability or death, (ii), the commencement or end of a Leave of Absence authorized by the Company or (iii) his transfer to another business entity to


0395                                                                          18
            which such Participant had been transferred by the Company, even if the Participant is not in the employ of the Company on the last business day of such Plan Year.

            A Participant shall not share in the allocation of the Company's Qualified Nonelective Contributions for any Plan Year during which he terminated his employment for reasons other than specified in
            (i), (ii) or (iii).

      As used herein, Leave of Absence shall mean a leave granted for pregnancy, sickness, death or any other family obligation or status; personal or family hardship or special business circumstances; educational purposes; and/or civic, charitable or governmental services, provided that all Eligible Employees under similar circumstances shall be treated in a similar manner.

3.04  Voluntary After-Tax Contributions

      (a) The Committee, solely at its discretion, may elect to provide Participants with the option of making Voluntary After-Tax Contributions for each Plan Year any amount from 2% to 10%, in whole percentages, of Compensation.

      (b) The Committee may also, solely at its discretion, permit such Participants to contribute the difference between (i) 10% of such Participant's Compensation while a Participant of the Plan, excluding Compensation that is not paid by the Company, and (ii) the sum of all previous Voluntary After-Tax Contributions actually made by the Participant.

      (c) All contributions under this Section shall be subject to the limitations on Voluntary After-Tax Contributions under Section 4.02 and the limitations on annual additions under Section 4.03.

      (d) The Committee shall promulgate such specific rules and regulations as may be required with respect to the implementation and operation of these provisions.

3.05  Contribution Changes

      A Participant may, subject to the minimum and maximum percentages as specified in Section 3.01, increase or reduce the percentage rate of his Elective Deferral Contributions and/or, if applicable, his Voluntary After-Tax Contributions four times during a Plan Year, as of any January, April, July or October 1 (or as of such other dates as the Committee may fix from time to time), by written notification to the Committee at least 30 days (or such other period as the Committee may fix from time to time) prior to the effective date of such change.


0395                                                                          19

3.06  Discontinuance of Contributions

      (a) A Participant may discontinue his Elective Deferral Contributions and/or, if applicable, his Voluntary After-Tax Contributions at any time, but limited to four times during a Plan Year, by written notification to the Committee at least 30 days (or such other period as the Committee may fix from time to time) prior to the effective date of such discontinuance.

      (b) A Participant may resume his Elective Deferral Contributions and/or, if applicable, his Voluntary After-Tax Contributions as of any subsequent January, April, July or October 1 (or such other dates as the Committee may fix from time to time) by written notification to the Committee at least 30 days (or such other period as the Committee may fix from time to time) prior to the effective date of such resumption.

      (c) The discontinuance of Elective Deferral Contributions will automatically include a discontinuance of the Matching Contributions. A discontinuance only of the Participant's Voluntary After-Tax Contributions will not affect contributions to the Participant's other accounts.

3.07  Rollover Contributions from Other Qualified Plans

      (a) Any Eligible Employee upon commencement of employment may make a rollover contribution to the Trust Fund of all or any portion of the entire amount (including money or any other property acceptable to the Committee and Trustee) which is an eligible rollover distribution, as defined in Section 402(c)(4) of the Code and temporary Treasury Regulation 1.402 (C) -2T, Q&A 3 and 4, provided such rollover contribution is either (i) a direct transfer from another qualified plan or (ii) received on or before the 60th day immediately following the date the Employee received such distribution from a qualified plan or conduit Individual Retirement Account or Annuity.

            Such Eligible Employee must complete and sign the Plan's rollover request form and provide such evidence as is requested by the Committee, including evidence supporting the satisfaction of the remaining provisions of this Section.

      (b) The distribution intended to be rolled over must be an eligible rollover distribution from a

            (i) qualified trust, as verified by written evidence from the administrator of the distributing plan;


0395                                                                          20

            (ii) conduit IRA, as verified in writing by the custodian or insurance company that the original distribution from the qualified trust was an eligible rollover distribution; or

            (iii) qualified trust as a direct rollover as provided for in
                  Section 402(c) of the Code.

      (c) The Committee shall credit the fair market value of any rollover contribution and investment earnings attributable thereto to the Participant's Rollover Account. Such rollover contributions shall not be considered annual additions for purposes of Section 4.03.

      (d) An Eligible Employee who becomes a Participant by virtue of the acceptance of such rollover contribution, but who is not otherwise eligible for participation in accordance with Section 2.01, shall not be entitled to make contributions or share in any Company contribution allocated in accordance with this Article 3 or Article 11.

      (e) The Committee may promulgate specific rules and regulations governing all aspects of this Section.

      (f) The Committee may promulgate specific rules and regulations governing all aspects of this Section.

3.08  Transfer of Assets from Other Qualified Plans

      (a) The Committee may accept the direct transfer to the Trust Fund from another qualified trust fund of those assets (including money or any other property acceptable to the Committee and Trustee) attributable to a Participant's participation in any qualified plan to which such trust relates. Such transferred amounts shall not be considered annual additions for purposes of Section 4.03.

            Notwithstanding the foregoing provisions, for Participants who commenced their participation in the Plan on or after January 1, 1992, transfers from a plan subject to Section 412 of the Code without the required spousal consent shall not be permitted.

      (b) The amount transferred shall be credited to the Participant's Accounts as determined by the Committee, taking into account the applicable vesting schedules, amounts subject to special tax treatment and withdrawal rules. Additional Transfer Accounts will be established, if required, to accommodate these objectives.

      (c) An Eligible Employee who becomes a Participant by virtue of a transfer of assets, but who is not otherwise eligible for


0395                                                                          21
            participation in accordance with Section 2.01, shall not be entitled to make contributions or share in any Company contribution allocated in accordance with this Article 3 or Article 11.

      (d) The Committee may promulgate specific rules and regulations governing all aspects of this Section but until promulgated, all other provisions of the Plan shall be applicable based on the Account to which such assets were transferred.

3.09  Deposit of Contributions

      The Company shall deposit the Elective Deferral Contributions and Voluntary After-Tax Contributions with the Trustee as soon as practicable (in no event to exceed 90 days) following the date on which such amounts would otherwise have been paid to the Participant. In no event shall Voluntary After-Tax Contributions be deposited later than 30 days after the end of the Plan Year. All other Company contributions must be deposited by the earlier of the end of the subsequent Plan Year or after the end of the period described in Code Section 404(a)(6) applicable to the tax year of the Company with or within which the Plan Year ends.

3.10  Payment of Expenses

      In addition to its contributions, the Company may elect to pay all the administrative expenses of the Plan and all fees and retainers of the Plan's Trustee, Recordkeeper, accountant, counsel, consultant, administrator or other specialist so long as the Plan or Trust Fund remains in effect. If the Company does not pay all or part of such expenses, the Trustee shall pay these expenses from the Trust Fund. All expenses relating directly to the investments of the Trust Fund, including taxes, brokerage commissions and registration charges, must be paid from the Trust Fund.


0395                                                                          22

                                   ARTICLE 4

                            CONTRIBUTION LIMITATIONS

4.01  $7,000 Limitation on Elective Deferral Contributions

      Each Participant's Elective Deferral Contributions under Section 3.01, when added to any additional elective deferrals, as defined in Section 402(g) of the Code, under all other plans maintained by the Employer, shall be limited to $7,000 during any calendar year, adjusted annually for increases in the cost-of-living in accordance with Section 415(d) of the Code, or such other maximum permitted under Section 402(g) of the Code.

      To the extent a Participant's Elective Deferral Contributions exceed the above limitation the Employer will notify the Plan of such excess and such amount will be designated as an excess deferral. Such excess deferral will be distributed to such Participant with investment experience no later than April 15 following the close of the calendar year to which such excess relates. Such excess may be distributed prior to the close of the calendar year of reference provided the correcting distribution is made after the date on which the plan received the excess deferral and is specifically designated as an excess deferral.

      Investment experience will be determined in accordance with the fourth paragraph of Section 4.02(d) below.

4.02 Limitation on Elective Deferral, Matching and/or Voluntary After-Tax Contributions

      (a) The Actual Deferral Percentage of Highly Compensated Employees in the Testing Group for any Plan Year shall be limited to the greater of

            (i) the Actual Deferral Percentage for the Nonhighly Compensated Employees in the Testing Group multiplied by 1.25; or

            (ii) the Actual Deferral Percentage for the Nonhighly Compensated Employees in the Testing Group multiplied by 2.00, provided, however, that the Actual Deferral Percentage for the Highly Compensated Employees in the Testing Group may not exceed the Actual Deferral Percentage for such Nonhighly Compensated Employees by more than two percentage points.

0395                                                                          23

      (b) The Actual Contribution Percentage of Highly Compensated Employees in the Testing Group for any Plan Year shall be limited to the greater of

            (i) the Actual Contribution Percentage for Nonhighly Compensated Employees in the Testing Group multiplied by 1.25; or

            (ii) the Actual Contribution Percentage for Nonhighly Compensated Employees in the Testing Group multiplied by 2.00, provided, however, that the Actual Contribution Percentage for the Highly Compensated Employees in the Testing Group may not exceed the Actual Contribution Percentage for such Nonhighly Compensated Employees by more than two percentage points.

      (c) If one or more Highly Compensated Employees are eligible for both Elective Deferral Contributions and to receive Matching Contributions or to make Voluntary After-Tax Contributions, such contributions shall be limited to the greater of (i) or (ii) below. Notwithstanding the above, this Subsection (c) shall only be applicable if both the Actual Deferral Percentage and the Actual Contribution Percentage of the Highly Compensated Employees exceeds
            1.25 multiplied by the respective Nonhighly Compensated Employee percentages.

            (i)   The sum of

                  (A)   1.25 times the greater of

                        (1) the Actual Deferral Percentage for the Nonhighly Compensated Employees, or

                        (2) the Actual Contribution Percentage for the Nonhighly Compensated Employees; and

                  (B) two plus the lesser of Subparagraph (1) or (2) above, provided that such amount may not exceed 200% of the lesser of Subparagraph (1) or (2).

            (ii)  The sum of

                  (A)   1.25 times the lesser of

                        (1) the Actual Deferral Percentage for the Nonhighly Compensated Employees, or

                        (2) the Actual Contribution Percentage for the Nonhighly Compensated Employees; and

0395                                                                          24

                  (B) two plus the greater of Subparagraph (1) or (2) above, provided that such amount may not exceed 200% of the greater of Subparagraph (1) or (2).

      (d) To the extent the otherwise applicable Elective Deferral, Voluntary After-Tax and Matching Contributions for any Plan Year must be limited due to the restrictions described in Subsections (a), (b) and (c), such limitations shall be applied to the Highly
            Compensated Employees' Elective Deferral, Matching and/or Voluntary After-Tax Contribution percentages, whichever applicable, beginning with the highest of such percentages until the limitations are met. In satisfying the limited percentages applicable to any individual Highly Compensated Employee, reductions will first be made to Voluntary After-Tax Contributions. Additional reductions to satisfy Subsection (c) shall be applied first to unmatched Elective Deferral Contributions, if any, and then to matched Elective Deferral Contributions and Matching Contributions proportionately.

            Excess Elective Deferral, Voluntary After-Tax and Matching Contributions shall be allocated to Participants who are subject to the family aggregation rules of Section 414(q) (6) of the Code in proportion to their unadjusted deferrals and contributions.

            Any excess Elective Deferral or Voluntary After-Tax Contributions that result from the above limitations shall be refunded to such Highly Compensated Employees with investment experience, no later than the last day of the Plan Year subsequent to the Plan Year to which the excess relates. The limitation on Matching Contributions is effected by limiting the otherwise applicable Matching Contributions in accordance with Subsection 3.03(a).

            Investment experience shall be the income or loss allocable to the Participant's Elective Deferral Contribution Account or Voluntary After-Tax Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's excess Elective Deferral or Voluntary After-Tax Contributions for the year and the denominator is the sum of (i) the Participant's Elective Deferral Contribution Account or Voluntary After-Tax Contribution Account balance as of the beginning of the Plan Year and (ii) the Participant's Elective Deferral or Voluntary After- Tax Contributions for the Plan Year.

      (e)   Definitions and Special Rules

            (i) The Actual Deferral Percentage for the Highly Compensated Employees and Nonhighly Compensated Employees for a Plan Year shall be the average of

0395                                                                          25
                  the ratios (calculated separately for each such Employee in the Testing Group) of

                  (A) the amount of contributions credited to the Elective Deferral Contribution Account on behalf of each such Employee in the Testing Group during such Plan Year, to

                  (B) the Compensation of each such Employee in the Testing Group for such Plan Year.

                  For purposes of the above, Qualified Matching Contributions and Qualified Nonelective Contributions may be taken into account in determining the Actual Deferral Percentage for each Employee in the Testing Group for such Plan Year provided such amounts comply with the provisions of Treasury Regulation 1.401(k)-l(b).

                  Qualified Matching Contributions, Qualified Nonelective Contributions and Elective Deferral Contributions included in the calculation of the Actual Contribution Percentages will not be included in the calculation of Actual Deferral Percentages.

            (ii) The Actual Contribution Percentage for the Highly Compensated and Nonhighly Compensated Employees in the Testing Group for a Plan Year shall be the average of the ratios (calculated separately for each such Employee in the Testing Group) of

                  (A) the amount of Matching and Voluntary After-Tax Contributions credited on behalf of each such Employee in the Testing Group during such Plan Year, to

                  (B) the Compensation of each such Employee in the Testing Group for such Plan Year.

                  For purposes of the above, Qualified Matching Contributions, Qualified Nonelective Contributions and Elective Deferral Contributions may be taken into account in determining the Actual Contribution Percentage for each Employee in the Testing Group for such Plan Year provided such amounts comply with the provisions of Treasury Regulation 1.401(m)-1(b).

                  Qualified Matching Contributions, Qualified Nonelective Contributions and Elective Deferral contributions included in the calculation of the Actual Deferral Percentages will not be included in the calculation of Actual Contribution Percentages.

0395                                                                          26

            (iii) Testing Group shall mean the group of all Eligible Employees eligible for participation in accordance with Section 2.01.

            (iv) All Eligible Employees in the Testing Group will be included in determining the Actual Deferral Percentages and/or the Actual Contribution Percentages, whichever is applicable. The ratio averaged into the respective percentages will be zero for any Eligible Employee in the Testing Group if the otherwise applicable numerator is zero.

            (v) All such ratios and the average of such ratios shall be calculated to the nearest one-hundredth of one percent.

            (vi) The deferral percentage and/or contribution percentage for a Plan Year for any Highly Compensated Employee who is eligible to participate under two or more plans or arrangements described in Section 401(a) or 401(k) of the Code that are maintained by the Employer shall be determined as if all contributions were made under a single plan.

            (vii) In the event that this Plan satisfies the requirements of
                  Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, deferral and contribution percentages shall be determined as if all such plans were a single plan. Any other plan may be aggregated with this Plan at the discretion of the Company. Plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

            (viii)The ratio for any 5% owner, as defined in Section 416(i)(1)
                  of the Code, and for any Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the greatest Compensation shall be determined by aggregating the Elective Deferral Contributions or Matching and Voluntary After-Tax Contributions and Compensation of such individual with the respective amounts of each other Eligible Employee who is a family member of such Highly Compensated Employee.

                  Once the ratio for the family group is determined, the individual ratios of the family members are not taken into account.

0395                                                                          27

                  For purposes of this paragraph, family member shall mean the spouse, lineal ascendant or descendant or spouse of a lineal ascendant or descendant of the Highly Compensated Employee.

4.03  Limitation on Allocations

(a) The "annual addition" for any Participant shall not exceed the amount determined hereunder. Annual addition shall mean the sum of Employer contributions, Employee contributions and forfeitures allocated on behalf of a Participant for a Plan Year, which is defined to be the limitation year.

      Annual additions shall also include excess deferrals, excess contributions and excess aggregate contributions, other than excess deferrals distributed in accordance with Treasury Regulation 1.402(g)-l(e)(2) or
      (3).

      The determination of the annual addition will be made as if all defined contribution plans of the Employer were one plan and any Participant contributions to defined benefit plans will be treated as contributions to defined contribution plans. Annual additions will be applied to the applicable Plan Year in accordance with Section 1.415-6(b) of the Treasury Regulations.

      For purposes of Subsection (b) (i), annual addition shall also include amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(l) of the Code which is part of a defined benefit plan maintained by the Employer and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in Section 11.02) under a welfare benefit plan (as defined in Section 419A(d) of the Code) maintained by the Employer.

(b) The annual addition for any Participant shall not exceed the lesser of (i) or (ii) below:

      (i) $30,000, or if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1)(A) of the Code as in effect for the limitation year.

            In the event of a short Plan Year, the maximum dollar limitation shall be divided by 12 and multiplied by the number of months in the short Plan Year.

      (ii)  25% of the Participant's Compensation.

0395                                                                          28

      (c) If a Participant also is or has been a participant in one or more defined benefit plans of the Employer, whether or not terminated, the projected annual benefit from such defined benefit plans shall be reduced so that a "combined benefit factor" in excess of 1.0 shall not result. The combined benefit factor is the sum of (i) the defined benefit factor and (ii) the defined contribution factor where

            (i)   the defined benefit factor is a fraction

                  (A) the numerator of which is the Participant's projected annual benefit under all defined benefit plans of the Employer at the end of the limitation year of the Plan, and

                  (B)   the denominator of which is the lesser of

                        (1) 1.25 multiplied by the maximum allowable annual benefit under Sections 415(b)(1)(A) and 415(d) of the Code at the end of the limitation year of the Plan, or

                        (2) 1.4 multiplied by the maximum allowable annual benefit under Section 415(b)(1)(B) of the Code at the end of the limitation year of the Plan, and

            (ii)  the defined contribution factor is a fraction

                  (A) the numerator of which is the sum of the annual additions for such Participant under all defined contribution plans of the Employer, whether or not terminated, for all such years during which he was a participant in such plans, and

                  (B) the denominator of which is the sum of the lesser of the amounts determined in (1) or (2) for the current year and each prior year during which the Participant was employed by the Employer, regardless of whether or not a plan was in existence during those years:

                        (1) 1.25 multiplied by the maximum dollar limitation as defined in Subsection (b)(i), or

                        (2) 1.4 multiplied by the compensation limitation as defined in Subsection (b)(ii).

0395                                                                          29

      (d) A Participant shall not be permitted to defer Compensation or contribute amounts, nor shall he be entitled to an allocation of any Employer contributions or forfeitures under any qualified defined contribution plan which exceeds the limitations described herein.

      (e) The limitations on allocations to a Participant's Account will be applied by limiting otherwise allocable amounts starting with the latest allocations during the limitation year. To the extent more than one type of addition is allocated as of any date, the limitation will be applied in the following order:

            (i)   forfeitures;

            (ii) Employer contributions under profit-sharing plans other than matching contributions;

            (iii) Employer contributions under money purchase plans other than matching contributions;

            (iv)  Employer matching contributions under money purchase plans.

            (v)   Employer matching contributions under profit-sharing plans;

            (vi)  Employee contributions; and

            (vii) elective deferrals.

            Amounts listed above which would have been added to a Participant's Account based on an allocation method specified in a Plan will be reallocated among the remaining Participants eligible to share under the Plan.

            Amounts listed above which would have been added to the Participant's Account based on an individually defined entitlement will reduce the Employer's contribution commitment.

            Employee contributions and elective deferrals will be limited at the time deposited and will not be permitted to the extent the limits of this Section would be violated.

            In the event annual additions on behalf of a Participant participating in more than one plan of the same type during a Plan Year are required to be limited under this Section, the limitation shall be ratably apportioned among all such plans.

0395                                                                          30

      (f) Notwithstanding the above, if an excess allocation occurs as a result of

            (i)   an allocation of forfeitures;

            (ii)  a reasonable error in determining a Participant's
                  Compensation;

            (iii) a reasonable error in determining the amount of elective deferrals that may be made under this Section; or

            (iv)  any other reason acceptable to the Internal Revenue Service,

            the resulting additions to the Participant's Account will be reduced by first eliminating Employee contributions and elective deferrals to the extent otherwise required to be refunded Sections 402(g), 401(k)(3) or 401(1)(2) of the Code. Any additional reductions permitted under this Subsection will be applied in the manner described in Subsection (e).

            However, any amounts paid to the Trust for the limitation year which are not allocated to other Participants will be held in a suspense account, without investment earnings, and allocated and reallocated in the following limitation year and, to the extent necessary, each subsequent limitation year. Allocations from a suspense account in a money purchase plan will be viewed as an allocation of accrual requirement for the year in which the amount is ultimately allocated.

            In the event a plan is terminated, suspense accounts shall revert to the Employer to the extent such accounts may not then be allocated on behalf of any remaining eligible Participants.

      (g)   Notwithstanding any provision of the Plan to the contrary,

            (i) the annual addition for any Plan Years beginning before January 1, 1987 shall not be recomputed to include all Employee contributions.

            (ii) if the Employee was a Participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of the defined benefit fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the

0395                                                                          31
                  close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code for all limitation years beginning before January 1, 1987.

            (iii) if the Employee was a Participant as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of the defined contribution fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of
                  (A) the excess of the sum of the fractions over 1.0 times (B) the denominator of the defined contribution fraction, will be permanently subtracted from the numerator of the defined contribution fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first limitation year beginning on or after January 1, 1987.

            (iv) transitional rules provided in conjunction with legislative changes and changes in the Plan's top-heavy status will be applied in accordance with Internal Revenue service promulgations and legislative history.


    0395                                                                32

                                    ARTICLE 5

                  MAINTENANCE OF ACCOUNTS, INVESTMENT FUNDS AND

                           VALUATION OF THE TRUST FUND

5.01  Maintenance of Accounts

      The Committee shall establish and maintain a separate Account in the name of each Participant to which it shall credit all amounts contributed in accordance with Articles 3 and 11.

5.02  Investment Election

      (a) Initial Election - Each Participant shall designate one or more of the investment funds established in accordance with Section 5.03 for the investment of his Account. The percentage elected for investment in any one of the investment funds must be a multiple of 1%, and the same percentage shall be applied equally to each of the Participant's Accounts.

      (b) Subsequent Election - A Participant may, change his investment fund election with respect to subsequent contributions as of any date, but until changed, an investment fund election, once made, shall remain in effect for all subsequent deposits to the Accounts. Such change shall become effective as of the date such election was made through the VTS or CSR if such election is made before noon Eastern Time. If such election is made after noon Eastern Time, it will be effective as of the next following business day.

      (c) Transfer Election - A Participant may elect a change in investment funds applicable to his then existing Accounts as of any date, provided such change (i) results in multiples of 1% in any one investment fund and a combined total of 100% in the fund(s) selected;(ii) is applied to the ending balance determined as of the applicable Valuation Date; and (iii) is applicable equally to each of the Participant's Accounts. Such change shall become effective as of the date such election was made through the VTS or CSR if such election is made before noon Eastern Time. If such election is made after noon Eastern Time, it will be effective as of the next following business day.

      (d) The Committee may promulgate any additional rules and regulations it deems necessary or appropriate to govern all aspects of this Section.

0395                                                                          33

5.03  Investment Funds

      The Trust Fund shall be divided into such investment funds as designated by the Committee and approved by the Trustee for the investment of all Accounts which shall be administered as a unit. Until changed, the investment funds shall include, but not be limited to, the following:

      (a) The Daiwa Money Market Fund consisting of short-term direct and indirect obligations of the United States government with maximum maturities of one year.

      (b) The Stepstone Government securities Fund consisting of high grade securities with quality ratings ranging from direct and indirect obligations of the United States government to corporate bonds with ratings of AAA through BBB by Standard & Poor's and Moody's.

      (c) The Bond Fund of America which invests in a diversified portfolio consisting primarily of marketable fixed-income debt securities, government obligations and money market instruments.

      (d) The Daiwa Balanced Fund which invests in a combination of equities of U.S. corporations and investment grade debt.

      (e) The Fidelity Advisor Income & Growth Fund which invests in equity and fixed-income securities with income, growth of income and capital appreciation potential. It may also invest in equity securities of some smaller, more rapidly growing companies.

      (f) The Daiwa Pooled Equity Fund which invests in large U.S. company stocks and convertible securities.

      (g) The Investment Company of America Fund which invests primarily in common stocks but may also invest in high-quality convertibles and debt securities.

      (h) The Stepstone Emerging Growth Fund which will be invested primarily in the common stocks of smaller and medium-sized companies with above-average prospects for earnings growth.

      (i) The AIM Constellation Fund which invests primarily in common stocks, emphasizing small to medium sized emerging growth companies.

      (j) The American EuroPacific Fund which will be invested in a carefully chosen selection of more than 250 companies based outside the U.S. which offer above-average growth potential.

0395                                                                          34

5.04  Valuation of Trust Fund

      (a) The Trust Fund shall be valued by the Trustee as of each Valuation Date on the basis of its fair market value.

      (b) The Trust Fund may also be valued by the Trustee as of any other date as the Committee may authorize for any reason the Committee deems appropriate.

5.05  Allocation of Investment Earnings and Expenses

      On the basis of the valuation as of a Valuation Date, subject to the provisions of Subsection 7.03(b) and 7.04(h), the Accounts of all Participants, shall be (a) proportionately adjusted to reflect expenses in accordance with Section 3.10 and investment earnings, other than those credited to a specific Account; and (b) directly adjusted to reflect all other applicable transactions during the Plan Year attributable to such Accounts including, but not limited to, any contributions or distributions.



0395                                                                          35

                                    ARTICLE 6

                 BENEFITS PAYABLE UPON TERMINATION OF EMPLOYMENT

6.01  Upon Retirement

      A Participant shall be 100% vested in his Account at all times after first becoming eligible for Retirement.

      A Participant shall be eligible to retire on his Early, Normal or Deferred Retirement Date.

      In the event a Participant does not retire on his Early or Normal Retirement Date, he shall continue to be credited with contributions in accordance with Articles 3 and 11 until his actual retirement.

6.02  Upon Disability

      (a) A Participant who incurs a Disability prior to termination of employment shall be 100% vested in his Account.

      (b) The Committee shall require evidence that the application for such benefits has been approved by the Social Security Administrator. The final determination shall be made by the Committee on the basis of such evidence.

      (c) If such Participant returns to the employ of the Company, he shall resume his participation as of the date of his return. The Participant's vested interest in that portion of his Account attributable to Service from the date of his last reemployment shall be determined in accordance with the provisions of Article 6, without regard to his prior Disability.

6.03  Upon Death

      (a) A Participant who dies prior to termination of employment shall be 100% vested in his Account.

      (b)   Upon the death of a Participant

            (i) who became a Participant on or after January 1, 1992, his Beneficiary shall be entitled to 100% of such Participant's vested Account.

            (ii) who became a Participant prior to January 1, 1992, if death occurs before his Annuity Starting Date, the Participant's Protected Spouse shall be entitled to 100% of such Participant's vested Account. If the Participant is not survived by a Protected

0395                                                                          36

            Spouse, the Participant's vested Account shall be payable to his Beneficiary. Such vested Account shall take into account any Participant loans made in accordance with Article 13.

            Notwithstanding the above, subject to Subsection (c), such Participant may waive the death benefit otherwise payable to the Protected Spouse in favor of a different Beneficiary. Such waiver must specify such other Beneficiary and include the written acknowledgment and irrevocable consent of the Participant's spouse and be witnessed by a Plan representative or a notary public.

      (c) Any waiver of death benefits by a Participant who commenced participation in the Plan prior to January 1, 1992 to the Participant's Protected Spouse with respect to 50% of any Account which includes funds transferred without the required spousal consent, directly or indirectly, to the Plan from a plan subject to
            Section 412 of the Code, prior to termination of employment or the first day of the Plan Year during which the Participant attains age 35 will be null and void as of the earlier of such dates, but may be renewed by executing a new waiver which meets the requirement of Subsection (b)(ii).

            In the event of the Participant's death on or subsequent to the indicated dates and prior to the submission of a new waiver, the Protected Spouse shall be entitled to 50% of any such Account.

            The designation of a Beneficiary other than the Protected Spouse to receive the balance of benefits payable remains valid after the earlier of the dates described above.

            Any waiver prior to the first day of the Plan Year during which such Participant attains age 35 which is made by a Participant whose employment was terminated but who is subsequently reemployed is not revoked by this rule at any time but applies solely to benefits accrued before the date of termination.

      (d) The Committee shall provide to Participants who commenced participation in the Plan prior to January 1, 1992 within the Applicable Period notice of the availability of any election which results in a waiver of any death benefit payable to the Protected Spouse. Such notice shall be in such terms and such manner as would be comparable to the notice described in Subsection 7.04(e).

0395                                                                          37

            For purposes of this Subsection, the term Applicable Period means, with respect to a Participant, whichever of the following periods ends last:

            (i) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35.

            (ii) A reasonable period ending after the individual becomes a Participant.

            (iii) A reasonable period ending after this Section first applies to the Participant.

            (iv) A reasonable period ending after separation from service in the case of a Participant who separates before attaining age 35.

                  A reasonable period ending after the events described in Paragraphs (ii), (iii) and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such Participant thereafter returns to employment with the Company, the Applicable Period for such Participant shall be redetermined.

      (e) Upon the death of a Participant who commenced participation in the Plan prior to January 1, 1992 after his Annuity Starting Date, his Beneficiary shall be entitled to receive the death benefit, if any, as determined by the provisions of the benefit elected in accordance with Sections 7.03 and 7.04.

      (f) Each Participant, upon becoming eligible for participation in the Plan, may designate a primary Beneficiary to receive the benefits payable in the event of his death, or, absent the applicability of a survivor annuity, may designate a secondary Beneficiary to receive any benefits payable in the event of the death of the primary Beneficiary. If a Participant designates a primary Beneficiary but not a secondary Beneficiary or if any such secondary Beneficiary dies, the Beneficiary last in receipt of or entitled to any benefit shall have the right to designate a successor Beneficiary to receive any benefits payable in the event of his death. In the absence of any such designation, benefits payable upon the death of the last living Beneficiary shall

0395                                                                          38
      be paid in a lump sum to such Beneficiary's estate. A Participant may change his Beneficiary designation at any time. All Beneficiary designations and changes shall be made on an appropriate form and filed with the Committee. If the primary Beneficiary designated by the Participant is anyone other than the Participant's Protected Spouse, such designation must include the written acknowledgment and consent of such spouse and be witnessed by a Plan representative or a notary public, to the extent required by law and the Committee. Such consent will be limited to a specific alternate Beneficiary and any change in such alternate Beneficiary will require a new spousal consent.

6.04  Upon Other Termination of Employment

      (a) Upon a Participant's termination of employment for reasons other than Retirement, Disability or death, the following provisions shall be applicable:

            (i) Such Participant shall have a 100% vested interest in his Elective Deferral Contribution, Voluntary Contribution, Rollover, Transfer, Qualified Matching Contribution and Qualified Nonelective Contribution Accounts.

            (ii) Such Participant's vested interest in his Matching Contribution and Regular Contribution Accounts shall, subject to Subsection 6.05(a), be determined in accordance with the following schedule on the basis of such Participant's full Years of Service.

                    Number of Years       Percentage of Account
                    ---------------       ---------------------
                Less than 2 full years                 0%
                     2 full years                     40%
                     3 full years                     60%
                     4 full years                     80%
                 5 or more full years                100%

      (b) The portion of a Participant's Account which is not vested shall be forfeited on the earlier of the date on which the Participant receives a distribution of his vested benefits or the date on which such Participant incurs five consecutive Breaks-in-Service. If a Participant does not have a vested interest in his Account, he shall be deemed to have received an immediate distribution as of the date on which such Participant terminated employment.

            That portion of the Participant's Account which is not vested shall be used to reduce the Company's contributions in accordance with
            Section 3.03.


0395                                                                          39

6.05  Reemployment and Repayment of Benefits

      (a) If a Participant is reemployed by the Employer prior to incurring five consecutive Breaks-in-Service, the dollar amount which was subject to forfeiture in accordance with Subsection 6.04(b) will be restored to the Participant's Account if the Participant repays the amount distributed, if any, from Elective Deferral Contribution, Matching Contribution, Regular Contribution, Qualified Matching Contribution and Qualified Nonelective Contribution Accounts. Such amounts must be repaid to the Trust Fund in a lump sum within five years from the date such Participant resumes his employment with the Employer. If a Participant who is deemed to receive a distribution pursuant to Subsection 6.04(b) is reemployed by the Employer prior to incurring five consecutive Breaks-in-Service, the dollar amount which was subject to forfeiture in accordance with such Subsection will be restored to the Participant's Account. The funds required for the restoration of such Account will be paid by the Company.

            Such repaid amounts shall be credited to the Participant's Accounts as determined by the Committee, taking into account the applicable vesting schedules, amounts subject to special tax treatment and withdrawal rules. Additional Accounts will be established, if required, to accommodate these objectives. Amounts repaid and restored in accordance with this Subsection will not be treated as annual additions for purposes of Section 4.03.

      (b) Notwithstanding the above, no restoration shall be made to a Participant's Account and no repayment will be permitted with respect to funds accumulated prior to reemployment in the case of

            (i)   any Participant who was fully vested, or

            (ii) any Participant who is reemployed after incurring five consecutive Breaks-in-Service.

0395                                                                          40

                                    ARTICLE 7

                            DISTRIBUTION OF BENEFITS

7.01      Claim Procedure For Benefits

          (a) Any request for specific information with respect to benefits under the Plan must be made to the Committee in writing by a Participant or his Beneficiary. Oral communications will not be recognized as a formal request or claim for benefits.

          (b) The Committee shall provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan has been denied, (i) setting forth the specific reasons for such denial; specific references to pertinent plan provisions; a description of any material and information which had been requested but not received by the Committee; and, (ii) advising such Participant or Beneficiary that any appeal of such adverse determination must be in writing to the Committee, within such period of time designated by the Committee but, until changed, not more than 60 days after receipt of such notification, and must include a full description of the pertinent issues and basis of claim.

          (c) If the Participant or Beneficiary fails to appeal such action to the Committee in writing within the prescribed period of time, the Committee's adverse determination shall be final.

          (d) If an appeal is filed with the Committee, the Participant or Beneficiary shall submit such issues he feels are pertinent and the Committee shall re-examine all facts, make a final determination as to whether the denial of benefits is justified under the circumstances, and advise the Participant or Beneficiary in writing of its decision and the specific reasons on which such decision was based, within 60 days of receipt of such written request, unless special circumstances require a reasonable extension of such 60-day period.

7.02      Commencement of Benefits

          The following provisions shall be applicable for determining when distribution of benefits shall be made. These provisions are intended to conform to the requirements of Section 401(a)(9) of the Code, including the minimum distribution incidental benefit proposed Treasury Regulation 1.401(a)(9)-2, and shall be construed accordingly:

    0395                                                                41

          (a) Unless otherwise provided in Subsection (c), in the event of termination of employment, benefits which total $3,500 or less will commence as soon as administratively feasible following notification by the Committee that the distribution is approved.

          (b) Unless otherwise provided in this Section, in the event of termination of employment, benefits which total more than $3,500 will commence as soon as administratively feasible following notification by the Committee that the distribution is approved, provided that, if the Participant has not attained his Normal Retirement Date, the Participant consents to such distribution within his Election Period. If a Participant who commenced participation in the Plan prior to January 1, 1992 had funds transferred without the required spousal consent, directly or indirectly, from a plan subject to Code Section 412, any distribution of benefits attributable to such transferred funds, if more than $3,500, to the Protected Spouse as Beneficiary prior to the date the Participant would have attained his Normal Retirement Date will require the written acknowledgment and irrevocable consent of such spouse within 90 days of the Annuity Starting Date.

               Notwithstanding the above, no consent to a distribution prior to the date the Participant attained or would have attained his Normal Retirement Date shall be valid until after written notification of the right to defer is received by the Participant or Protected Spouse, if applicable. The Committee shall provide such written notification of the right to defer any benefit payable no less than 30 days nor more than 90 days before the Annuity Starting Date.

               If a Participant does not consent to the distribution at the time specified above and fails to elect deferral in accordance with Subsection (d), benefits will commence as of the 60th day following the last day of the Plan Year during which the Participant's Normal Retirement Date occurs, unless the Participant makes a subsequent election in accordance with Subsection (d).

               If the Protected Spouse as Beneficiary of a Participant who commenced participation in the Plan prior to January 1, 1992 does not consent to the distribution of a Participant's transferred funds at the time specified above, and if such funds exceed $3,500, benefits attributable to such transferred funds will commence as of the 60th day following the last day of the Plan Year during which the Participant's Normal Retirement Date would have occurred.

          (c) The amount of any benefit payable will be determined as of the Valuation Date such transaction is processed.

    0395                                                                42

               If the amount of any payment under this Section would adversely affect the Trust Fund by forcing the premature liquidation of assets, such payment may be delayed until the timely and orderly liquidation of investments can be accomplished, but in no event later than the 60th day following the last day of the Plan Year during which occurs the latest of

               (i) the date a Participant attains the earlier of his Normal Retirement Date or age 65;

               (ii) the tenth anniversary of the year during which the Participant commenced participation in the Plan; or

               (iii) the date the Participant terminates his employment.

               If the amount of any payment under this Section would adversely affect the Trust Fund by permitting former Participants to enter into direct competition with the Company, such payment will be delayed until the 60th day after the end of the Plan Year during which the Participant's Normal Retirement Date occurs.

               If the amount of any payment under this Section cannot be ascertained by the applicable commencement date, payment shall be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained.

          (d) A Participant who terminates employment may elect that benefit payments commence at a date later than specified in Subsection
               (b) by submitting a signed, written statement describing the benefit and the date on which the payment of such benefit shall commence, provided such date is not later than the April 1 following the calendar year during which the Participant attains age 70-1/2 or such later date as may be promulgated by the Internal Revenue Service. A Participant may at any time revise such election by submitting a signed written statement describing the revision at least six months (or such other period as the Committee may fix from time to time) before the revised benefit commencement date.

          (e) Effective for Plan Years beginning before January 1, 1989, distribution of benefits to a 5% owner, within the meaning of
               Section 416(i)(1)(B)(i)of the Code, must commence not later than the April 1 following the calendar year in which the Participant attains age 70-1/2, or such later date as promulgated by the Internal Revenue Service, whether or not the Participant terminates employment in that year and whether or not the Participant applies for benefit payment.

    0395                                                                43

               Effective for Plan Years beginning after December 31, 1988, distribution of benefits must commence not later than the April 1 following the calendar year in which the Participant attains age 70-1/2, or such later date as promulgated by the Internal Revenue Service, whether or not the Participant terminates employment in that year and whether or not the Participant applies for benefit payment.

               The foregoing shall not apply to a Participant (i) who attains age 70-1/2 before January 1, 1988 unless such Participant was or becomes a 5% owner, within the meaning of Section 416(i)(1)(B)(i) of the Code, at any time during the Plan Year ending with or within the calendar year in which he attains age 66-1/2 or any subsequent Plan Year, or (ii) who had made a valid election under
               Section 242 (b) of the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA) to commence his benefits at a later date.

          (f)  If the designated Beneficiary is,

               (i) the Participant's spouse, such spouse may elect that benefit payments commence at a date later than specified in Subsection (b) by submitting a signed written statement describing the benefit and the date on which the payment of such benefit shall commence, provided such date is not later than the latest of (A) December 31 of the calendar year in which the Participant dies, (B) December 31 of the calendar year during which the Participant would have attained age 70-1/2, or (C) such later date as may be promulgated by the Internal Revenue Service.

                    If such spouse dies prior to the commencement of benefits, and if the distribution of any death benefit payable to the spouse's Beneficiary is made in a form that may extend beyond the December 31 of the calendar year during which the fifth anniversary of such spouse's death occurs, such distribution must commence no later than the December 31 of the calendar year immediately following the date of such spouse's death or such later date as may be promulgated by the Internal Revenue Service.

               (ii) other than the Participant's spouse, and the death benefit payable is made in a form that may extend beyond the December 31 of the calendar year during which the fifth anniversary of such Participant's death occurs, such distribution must commence no later than the December 31 of the calendar year immediately following the date of such Participant's death or such later date as may be promulgated by the Internal Revenue Service.

    0395                                                                44

          (g) If a Participant is in receipt of benefits from the Company's insured long-term disability program, if applicable, payment of the Participant's Elective Deferral Contribution, Matching Contribution, Regular Contribution, Transfer, Qualified Matching Contribution and Qualified Nonselective Contribution Accounts shall be deferred to the first day of the month in which such Participant is no longer eligible to receive such benefits or, if earlier, the 60th day following the last day of the Plan Year during which the Participants Normal Retirement Date occurs, provided the benefits payable under the long-term disability program would otherwise be reduced by the benefits payable under the Plan.

7.03 Method and Form of Payment of Benefits for Participants Who Commenced Participation On Or After January 1, 1992

               The following provisions shall be applicable for determining when distribution of benefits shall be made for Participants who commence participation under the plan on or after January 1, 1992. These provisions are intended to conform to the requirements of Section 401(a)(9) of the Code, including the minimum distribution incidental benefit proposed Treasury Regulation 1.401(a)(9)-2, and shall be construed accordingly:

          (a) Subject to Section 7.02, all benefits will be distributed in a lump sum.

          (b) Notwithstanding the provisions of Section 5.05, when distribution of benefits from the Trust Fund is to be deferred in accordance with Section 7.02, whether in whole or in part, the Committee may direct the Trustee to deposit the Participant's Account in an interest-bearing account. Thereafter, such Participant's Account shall be credited with the interest attributable to such account and the provisions of Section 5.05 shall not be applicable.

          (c) Subject to Section 7.02, if a Participant's benefits are required to commence in accordance with Subsection 7.02(d) or (e), in lieu of an immediate lump sum distribution, the Participant may elect to have the minimum amount required to be distributed each year under Code Section 401(a)(9) with the remaining balance payable in a lump sum upon termination of employment. Such benefit shall be payable directly from the Trust Fund and shall reflect the Participant's elections regarding Beneficiary and recalculation of life expectancies in accordance with regulations under Code
               Section 401(a)(9).

               In the absence of an election by the Participant, the form of payment shall irrevocably be in the form of a lump sum.

    0395                                                                45

          (d) Any benefits payable under this Article may be paid in cash, securities, or such other assets of the Trust Fund as the Committee may direct.

               The distribution of a lump sum payment to the Participant or his Beneficiary will constitute the complete discharge of all obligations of the Plan.

7.04 Method and Form of Payment of Benefits for Participants Who Commenced Participation Prior to January 1, 1992.

          The following provisions shall be applicable for determining the method and form of payment of all benefits for Participants who commenced their participation in the Plan prior to January 1, 1992. These provisions are intended to conform to the requirements of
          Section 401(a)(9) of the Code, including the minimum distribution incidental benefit proposed Treasury Regulation 1.401(a)(9)-2, and shall be construed accordingly.


          (a) Subject to Section 7.02, any benefit payable to a Participant who has terminated employment or Beneficiary which in total is $3,500 or less will be distributed in a lump sum.

          (b) Subject to Section 7.02, any benefit payable to a Participant who has terminated employment which is more than $3,500 will be distributed at the Participant's election as follows:

               (i) All or any portion of such amount may be distributed in a lump sum, subject to the provisions below.

               (ii) The balance, if any, may be used to purchase an immediate or deferred annuity in accordance with the provisions of Subsections (e), (f) and (g).

               In the absence of an election by the Participant, benefits will, be distributed in a lump sum. If such benefits are deferred in accordance with Section 7.02, the provisions of Subsection (h) will be applicable.

          (c) Subject to Section 7.02, if a Participant's benefits are required to commence in accordance with Subsection 7.02(d) or (e), such Participant shall make an irrevocable election as to the optional form of payment. Such benefit shall reflect the Participant's elections regarding Beneficiary and recalculation of life expectancies in accordance with regulations under Code Section 401(a)(9). A Participant whose Account includes funds transferred without the required spousal consent, directly or indirectly, from a plan subject to Code Section 412, must elect to recalculate life expectancies unless his spouse consents to waive the

    0395                                                                46

               Qualified Annuity. The options available will include the options available under Subsection (f), with lifetime option benefits determined using the rules provided by regulations under Code
               Section 401(a)(9) and will be payable through the purchase of an annuity contract. Upon subsequent termination of employment, the optional form previously elected will remain in effect. In lieu of the options available under Subsection (f), the Participant may elect to have the value of his Account each year payable in a lump sum or to have the minimum amount required to be distributed each year under Code Section 401(a)(9) payable directly from the Trust Fund with the remaining balance payable in a lump sum upon termination of employment.

               In the absence of an election by the Participant, the form of payment shall irrevocably be the minimum amount required to be distributed each year under Code Section 401(a)(9) payable directly from the Trust Fund with the remaining balance payable in a lump sum upon such Participant's termination of employment and life expectancies shall not be recalculated. If the Participant's Account includes funds transferred without the required spousal consent, directly or indirectly, from a plan subject to Code Section 412, the form of payment shall irrevocably be a Qualified Annuity and life expectancies shall be recalculated.

          (d) Subject to Section 7.02 and before the Participant's Annuity Starting Date, any benefit payable to a Participant's Beneficiary other than the Participant's Protected Spouse which is more than $3,500 may be distributed in a lump sum or used to purchase an immediate annuity in accordance with the provisions of Subsections (e) and (f), as elected by the Participant while in the employ of the Company. In the absence of such an election by the Participant, or if the Participant's Protected Spouse is the Beneficiary, such Beneficiary may make the election.

               In the absence of an election by the Beneficiary, benefits will be payable in a lump sum unless the Protected Spouse is the Beneficiary and the Participant had funds transferred without the required spousal consent, directly or indirectly, to the Plan from a plan subject to Section 412 of the Code, in which case, benefits will be payable to the Protected Spouse in the form of a life annuity.

          (e) Any benefit payable as an annuity will be distributed (i) by the purchase of a nontransferable single premium annuity contract, including an annuity purchased under a group annuity contract, on behalf of a Participant or Beneficiary from an insurance company, provided at least $3,500 is available for the purchase of the annuity, or (ii) directly from the Trust Fund.

    0395                                                                47

               Any annuity contract purchased and distributed to a Participant or Beneficiary shall comply with the requirement of this Plan.

               In the absence of a requirement or an election indicating the type of annuity preferred, a deferred annuity will be provided upon the Participant's termination of employment unless the Participant had attained his Normal Retirement Date, in which event an immediate annuity shall be provided. If the payment of benefits to a Participant is deferred in accordance with Subsection 7.02(g), a deferred annuity will be provided on behalf of such Participant.

          (f) The annuity options available include the Life, Joint and 100% Survivor, 15 Year Certain and Continuous, and 10, 15 or 20 Year Certain Installments.

               The election of the annuity option under the above provisions shall be at the discretion of the Participant or his Beneficiary provided that no method shall be permitted which would (i) defer all or part of a Participant's benefits or other non-forfeitable interest so as to be payable only after his death to his Beneficiary; (ii) result in benefits to the Participant of less than 51% of the benefits otherwise payable to him, unless such benefits are being paid over the lives or the life expectancy of the Participant and his spouse; (iii) result in the benefits being payable over a period extending beyond the life of such Participant or the lives of such Participant and his Beneficiary or life expectancy of such Participant or the life expectancy of such Participant and his Beneficiary; or (iv) distribute any remaining balance, in the event of a Participant's death after the commencement of his benefits, less rapidly than the method of distribution in effect prior to his death.

               In no event may the Participant or Beneficiary change any annuity option subsequent to the Annuity Starting Date.

          (g)  Subject to Subsection (j),

               (i) if a Participant elects to receive his benefits in the form of a life annuity, such benefits shall be distributed under a Qualified Annuity unless the Participant elects to receive his retirement income under any other optional form of distribution as made available to such Participant.

               (ii) if a Participant has had funds transferred without the required spousal consent, directly or indirectly, from a plan subject to Code Section 412 and the portion of the Participant's Account

    0395                                                                48
                      attributable to such transferred funds is more than $3,500, such funds will be distributed in the form of a Qualified Annuity unless the Participant elects to receive his retirement income under any other optional form of distribution as made available to such Participant.

               (iii) the Participant shall have the right to elect, revoke or change any election under this Subsection at any time during his Election Period.

          (h) Notwithstanding the provisions of Section 5.05, when distribution of benefits from the Trust Fund is to be deferred, whether in whole or in part, the Committee may direct the Trustee to deposit the Participant's Account in an interest-bearing account or to purchase, on behalf of such Participant, a single-premium deferred annuity policy. Thereafter, such Participant's Account shall be credited with the interest attributable to such account or shall be equal to the value of such annuity policy and the provisions of Section 5.05 shall not be applicable.

          (i) Any benefits payable under this Article may be paid in cash, securities, or such other assets of the Trust Fund as the Committee may direct.

               The distribution of a lump sum payment and/or annuity contract to the Participant or his Beneficiary will constitute the complete discharge of all obligations of the Plan.

          (j)  Spousal Consent Requirements

               (i) If a Participant is married and has elected to receive his benefits in the form of a life annuity, any election by such Participant to commence a benefit payment in a form other than a Qualified Annuity at any time will require the written acknowledgment and irrevocable consent of the Protected Spouse as witnessed by a Plan representative or a notary public during the Election Period.

               (ii) If a Participant is married and has had funds transferred without the required spousal consent, directly or indirectly, to the Plan from a plan subject to Section 412 of the Code, any election by such Participant to commence a benefit payment in a form other than a Qualified Annuity at any time, will require the written acknowledgment and irrevocable consent of the Protected Spouse as

    0395                                                                49
                      witnessed by a Plan representative or a notary public during the Election Period.

                      Notwithstanding the above, if such transferred funds are accounted for separately, the above consent requirement will only apply to payments attributable to such funds and then only if the value of such funds at the Annuity Starting Date exceeds $3,500.

               (iii) Any spousal consent will be limited to a specific alternate Beneficiary and form of payment and any change in such Beneficiary or form will require a new spousal consent.

               (iv) If it is established to the satisfaction of the Committee that there is no spouse because the spouse cannot be located or such other circumstances as may be promulgated by the Internal Revenue Service or established by law, such consent will not be required. Spousal consent may additionally be required at the Committee's request.

               (v) Notwithstanding the above, no consent to a distribution or election of an optional form shall be valid until written notification of the provisions of this Section and Subsection 7.04(g) is received by the Participant. The Committee shall provide such written notification no less than 30 days nor more than 90 days before the Annuity Starting Date.

                      Such notice shall contain a written explanation of

                      (A)  the terms and conditions of a Qualified Annuity;

                      (B) the Participant's right to make and the effect of an election to waive the Qualified Annuity form of benefit;

                      (C)  the rights of the Protected Spouse;

                      (D) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Annuity; and

                      (E) a description of the optional forms available under Subsection 7.04(f).

    0395                                                                50

7.05      Disposition of Unclaimed Benefits

          In the event that any check or notice with respect to the payment of benefits under the Plan remains outstanding at the expiration of three months from the date of mailing of such check to the last known address of the payee, the Committee shall notify the Trustee to stop payment of all such outstanding checks and to suspend the issuance of any further checks, if any, to such payee. If, during the three-year period (or such other period as specified in the Trust Agreement) from the date of mailing of the first such check or of notice that a benefit is due under the Plan, the Committee cannot establish contact with the payee by taking such action as it deems appropriate and the payee does not make contact with the Committee, the remaining benefits shall be forfeited and used to reduce the Company's contributions in accordance with Section 3.03. In the event the payee is located subsequent to the date the benefits were forfeited, the dollar amount of such benefits shall be restored from Company contributions.

7.06      Non-Assignability

          No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such action shall be void for all purposes of the Plan. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachments or other legal process for or against any person, except with respect to a Qualified Domestic Relations Order and in such other instances and to such extent as may be required by law and except as provided in Article 13.

7.07      Substitute Payee

          If a Participant or Beneficiary entitled to receive any benefits hereunder is in his minority or is, in the judgment of the Committee, legally, physically, or mentally incapable of personally, receiving and receipting any distribution, the Committee may instruct the Trustee to make distributions to his legally appointed guardian.

7.08      Satisfaction of Liability

          After all benefits have been distributed in full to a Participant or to his Beneficiary, all liability to such Participant or to his Beneficiary shall cease.

7.09      Direct Rollover to Eligible Retirement Plans

          (a) Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under

    0395                                                                51
               this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

          (b)  Definitions

               (i)    Eligible Rollover Distribution

                      An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years of more; (B) any distribution to the extent such distribution is required under Section 401(a)
                      (9) of the Code; and (C) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

               (ii)   Eligible Retirement Plan

                      An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

               (iii)  Distributee

                      A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations order, are Distributees with regard to the interest of the spouse or former spouse.

    0395                                                                52

               (iv)   Direct Rollover

                      A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

7.10      Waiver of 30 Day Notice Requirement

          Notwithstanding any provisions of the Plan to the contrary, if a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Treasury Regulations is given, provided that:

          (a) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (b) the Participant, after receiving the notice, affirmatively elects a distribution.


    0395                                                                53

                                    ARTICLE 8

                           ADMINISTRATION OF THE PLAN



8.01      Assignment of Administrative Authority

          The Board of Directors shall appoint a Committee as the "named fiduciary" to administer the Plan. The Committee may resign by delivering his written resignation to the Board of Directors. The Board of Directors shall also appoint the Trustee, the Recordkeeper and may appoint an investment manager.

8.02      Organization and Operation of the Committee

          (a) The Committee shall act, in carrying out its duties and responsibilities, in the interest of the Participants and Beneficiaries with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of like character and aims.

          (b) The Committee shall act by a majority of its members unless unanimous consent is required by the Plan or by unanimous approval of its members if there are two or less members in office at the time. In the event of a Committee deadlock, the Committee shall determine the method for resolving such deadlock. If there are two or more Committee members, no member shall act upon any question pertaining solely to himself, and the other member or members shall make any determination required by the Plan in respect thereof.

          (c) The Committee may authorize any one or more of its members to execute documents on behalf of the Committee and shall notify the Trustee in writing of such action and the name or names of the member or members so designated.

          (d) The Committee may, by unanimous consent, delegate specific authority and responsibilities to one or more of its members. The member or members so designated shall be solely liable, jointly and severally, for their acts or omissions with respect to such delegated authority and responsibilities. Members not so designated, except as provided under Subsection 8.06(b), shall be relieved from liability for any act or omission resulting from such delegation.

          (e) The Committee shall endeavor not to engage in any prohibited transactions, as specified in the Employee Retirement Income Security Act of 1974, or any successor act. However, any member of the Committee who is a Participant or Beneficiary

    0395                                                                54
               shall not be precluded from receiving benefits payable under the Plan.

8.03      Authority and Responsibility of the Committee

          The Committee and its delegates shall have full discretionary authority and responsibility for administration of the Plan. Such authority and responsibility shall include, but shall not be limited to the following areas.

          (a) Appointment of qualified accountants, consultants, administrators, counsel or other persons it deems necessary or advisable, who shall serve the Committee as advisors only and shall not exercise any discretionary authority, responsibility or control with respect to the management or administration of the Plan.

               Any action of the Committee on the basis of advice, opinion, reports, etc. furnished by such qualified accountants, consultants, administrators and counsel shall be the sole responsibility of the Committee.

          (b) Authorization of duties and responsibilities delegated to the Recordkeeper in accordance with Section 8.04.

          (c) Acceptance of duties and responsibilities not delegated to the Recordkeeper in accordance with Section 8.04.

          (d) Determination of eligibility to participate and all benefits, and resolution of all questions arising from the administration, interpretation and application of the Plan, including the determination of the validity of any Qualified Domestic Relations Order in accordance with Section 8.10.

          (e) Adoption of forms and regulations for the administration of the Plan.

          (f) Remedy of any inequity resulting from incorrect information received or communicated or of administrative error.

          (g) Assurance that its members, the Trustee and other persons who handle funds or other property of the Trust Fund are bonded as required by law.

          (h) Settlement or compromise of any claims or debts arising from the operation of the Plan and the commencement of any legal actions or administrative proceeding.

          (i)  Action as agent for the service of legal process.

    0395                                                                55

8.04      Duties of the Recordkeeper

          (a)  Maintenance of VTS.

          (b) Notification to the Trustee of all benefits payable in accordance with Article 7, withdrawals made in accordance with Article 12 and loans made in accordance with Article 13 and the manner in which such benefits, withdrawals and loans are to be paid.

          (c) Any other administrative duty authorized by the Committee and accepted by the Recordkeeper in accordance with the terms of the Services Agreement.

8.05      Records and Reports

          (a) The Committee shall keep a record of its proceedings and acts and shall keep books of account, records and other data necessary for the proper administration of the Plan.

          (b) The Committee shall make its records available for examination by the Employer, or any Participant or Beneficiary during business hours at the principal place of business of the Company. However, a Participant or Beneficiary may examine only records pertaining exclusively to himself and such other records specified by law.

          (c) The Committee shall make available to any Participant or Beneficiary any material required by law without cost. The Committee may, upon written request by any Participant or Beneficiary, provide copies of such material as it deems appropriate and shall furnish copies of such material required by law. The Participant or Beneficiary may be required to pay the reasonable cost as determined by the Committee of preparing and furnishing such material or the cost as prescribed by law.

8.06     Required Information

         The Company and Participants or Beneficiaries entitled to benefits shall furnish forms, including but not limited to annuity applications, and any information or evidence, as requested by the Committee for the proper administration of the Plan. Failure on the part of any Participant or Beneficiary to comply with such request within a reasonable period of time shall be sufficient grounds for delay in the payment of benefits until the information or evidence requested is received.

    0395                                                                56

8.07       Fiduciary Liability

          (a) A member of the Committee who breaches the responsibilities, obligations, or duties imposed by law shall be liable to the Plan for any losses resulting from such breach.

          (b) A member of the Committee shall be liable for a breach of fiduciary responsibility by another Committee member or Trustee, with respect to the Plan or Trust Fund, under the following circumstances.

               (i) The member knowingly participates in or undertakes to conceal an act or omission of another member of the Committee or Trustee with knowledge that the act or omission is such a breach.

               (ii) If the member's failure to comply with Subsection 8.02(a) has enabled another member or Trustee to commit such a breach.

               (iii) The member has knowledge of such a breach by another member or Trustee and does not make reasonable efforts under the circumstances to remedy the breach.

8.08      Payment of Expenses

          Those members of the Committee who are full-time paid employees of the Company shall serve without compensation. The expenses of the Committee, including reasonable compensation as may be agreed upon in writing between the Company and the Committee for members of the Committee who are not full-time employees of the Company, shall be deemed administrative expenses payable in accordance with Article 3.

8.09      Indemnification

          The Company shall indemnify members of the Committee against personal financial loss resulting from liability incurred in the administration of the Plan, unless such liability and loss were caused by such individual's gross negligence or willful misconduct.

8.10      Qualified Domestic Relations Orders

          (a)  Qualified Domestic Relations Order

               (i) Qualified Domestic Relations Order (hereinafter referred to as "QDRO") is a Domestic Relations Order which creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a

    0395                                                                57
                      portion of the benefits payable with respect to a Participant under the Plan, and which the Committee has determined meets the requirements of Paragraphs (ii) and
                      (iii).

               (ii) A Domestic Relations Order meets the requirements of a QDRO only if the order clearly specifies

                      (A) the name and the last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order;

                      (B) the amount or percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined;

                      (C) the number of payments or period to which such order applies; and

                      (D)  that the order applies to this Plan.

               (iii) A Domestic Relations Order meets the requirements of a QDRO only if the order

                      (A) does not require the Plan to provide any type or form of benefits, or any option, not otherwise provided under the Plan;

                      (B) does not require the Plan to provide increased benefits (determined on the basis of actuarial value); and

                      (C) does not require the payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another Domestic Relations Order previously determined to be a QDRO.

               (iv) In the case of any payment before a Participant has separated from service, a QDRO shall not be treated as failing to meet the requirements of Paragraph (iii)(A) above solely because the order requires the payment of benefits to an Alternate Payee

                      (A) on or after the date on which the Participant attains
                          (or would have attained) the Earliest Retirement Age;

                      (B) as if the Participant had retired on the date such
                          payment is to begin under such order; and

    0395                                                                58

                      (C) in any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

               (v) For purposes of Paragraph (iv), Earliest Retirement Age means the earlier of

                      (A) the date on which the Participant is entitled to a distribution under the Plan; or

                      (B) the later of (1) the date the Participant attains age 50 or (2) the earliest date on which the Participant could begin receiving benefits under the Plan if such Participant separated from service.

                       Notwithstanding any provisions of the Plan to the contrary, for purposes of Subparagraph (A) above, a distribution to an Alternate Payee may be made prior to the date on which the Participant is entitled to a distribution under Section 7.02 or Article 12 if requested by the Alternate Payee to the extent such distribution is permitted under the QDRO. Nothing in this provision shall permit the Participant to receive a distribution at a date otherwise not permitted under
                       Section 7.02 or Article 12 nor shall it permit the Alternate Payee to receive a form of payment not permitted in Section 7.03.

          (b)  Procedures

               Upon receipt of a Domestic Relations Order, the Committee shall take, or cause to be taken, the following actions:

               (i) The Committee shall promptly notify the Participant, each Alternate Payee covered by the order and each representative for these parties of the receipt of the Domestic Relations Order. Such notice shall include a copy of the order and these QDRO Procedures for determining whether such order is a QDRO.

               (ii) Once a Domestic Relations Order has been received (A) the affected Participant will not be permitted to request a withdrawal from the Plan and (B) no distributions will be made from the Plan to the Participant upon a subsequent termination until after the payment to the Alternate Payee has been determined, unless the Committee determines the order not to be a QDRO.

    0395                                                                59

               (iii) Within a reasonable period after receipt of a Domestic Relations Order, the Committee shall determine whether it is a QDRO and shall notify the parties indicated in Paragraph (i) of such determination. Such notice shall indicate whether the benefits payable to the Alternate Payee in accordance with the QDRO are subject to a previously existing QDRO.

               (iv) Pending the Committee's determination of whether a Domestic Relations Order is a QDRO, if payments are due to be paid to the Participant, the Committee shall withhold payment and separately account for the amounts otherwise payable to the Alternate Payee during such period if the order is subsequently determined to be a QDRO (hereinafter referred to as the "segregated amounts"). If, within the 18-month period beginning with the date the first payment would have been required to be made under the Domestic Relations Order, the Committee determines the order to be a QDRO, the Committee shall pay the segregated amounts, including any interest thereon, to the person or persons entitled thereto. If, within such 18-month period, the Committee determines an order is not a QDRO or the Committee fails to reach a decision, the Committee shall pay the segregated amounts to the Participant. If, after the 18-month period, the Committee subsequently determines that the order is a QDRO, the Committee shall pay benefits subsequent to such determination in accordance with the order. If action is taken in accordance with this Subsection (b), the Plan's obligation to the Participant and each Alternate Payee shall be discharged to the extent of any payment made pursuant to the QDRO.

               (v) In determining the segregated amount in accordance with Paragraph (iv), the Participant's vested interest shall be prorated between the Participant and Alternate Payee and the entire amount of any nonvested interest or any outstanding Plan loans will be credited to the Participant and not taken into consideration in making such determination. Any future contributions or loan repayment will be credited to the Participant and not the Alternate Payee.

               (vi) Upon a determination by the Committee that a Domestic Relations Order is a QDRO, the Committee shall arrange for benefits to be paid to the Alternate Payee in accordance with such order and

    0395                                                                60

                  Sections 7.02 and 7.03 as if the Participant had terminated employment at such time.

            (vii) If benefits are not immediately distributable to the Alternate
                  Payee, such amount shall be separately accounted for until such time as the distribution is made. Any amount subject to a QDRO will not be available to the Participant under the Plan withdrawal provisions nor will it be available as collateral for a Plan loan.

            (viii)The Alternate Payee shall be treated as a Beneficiary for all purposes of the Plan. The Alternate Payee will be eligible for the same investment election option in accordance with Article 5 as the Participant.

      The foregoing provisions are effective for QDROs entered into on or after January 1, 1985, except that, in the case of a Domestic Relations Order entered into before January 1, 1985, the Committee (i) may treat such order as a QDRO even though such order fails to meet the requirements of Subsections (a)(ii) and (iii) above, and (ii) must treat such order as a QDRO if benefits were being paid pursuant to such order on January 1, 1985.



0395                                                                          61

                                    ARTICLE 9

                            AMENDMENT AND TERMINATION

9.01  Amendment

      (a) The Plan may be amended or otherwise modified by the Board of Directors, or the Committee to the extent authorized in accordance with Subsection (c). Copies of any such amendment or modification shall be sent to the governing body of each Company for adoption.

      (b)   No amendment or modification shall

            (i) permit any part of the Trust Fund, other than such part as is required to pay taxes, administrative expenses and expenses incurred in effectuating such changes, to be used for or diverted to purposes other than the exclusive benefit of the Participants or Beneficiaries and/or persons entitled to benefits under the Plan or permit any portion of the Trust Fund to revert to or become the property of the Company;

            (ii) have the effect of reducing the Account of any Participant as of the date of such amendment or deprive any Participant or Beneficiary of a benefit accrued and payable; or

            (iii) eliminate any option which constitutes a valuable right available to a Participant with respect to benefits previously accrued to the extent the Participant satisfied, either before or after the amendment, the conditions for the form of payment except as otherwise permitted by applicable law and regulations.

      (c) The Committee may amend or modify the Plan in order to bring the Plan into compliance with applicable law or regulations, provided said amendment or modification does not have a material effect on the estimated cost of maintaining the Plan and does not create a new class of benefits or entitlements.

9.02  Termination

      While the Plan and Trust Fund are intended to be permanent, they may be terminated at the discretion of the Board of Directors. Written notification of such action shall be given to each Company, the Trustee and the Committee. Thereafter, no further contributions shall be made to the Trust Fund.

0395                                                                          62

9.03  Vestinq Upon Termination

      Upon the complete discontinuance of Company contributions or the termination or partial termination of the Plan and Trust Fund, the Account of each affected Participant shall become fully vested and shall not be reduced except

      (a)   for adjustments resulting from a valuation in accordance with
            Article 5, which valuation shall also reflect the expenses incurred for administration of the Plan and/or Trust Fund after such discontinuance or termination date, and all expenses incurred in effectuating the complete discontinuance of Company contributions or termination or partial termination of the Plan and Trust Fund, such as the fees and retainers of the Plan's Trustee, accountant, custodian, administrator, consultant, counsel and other specialists if such expenses are not paid by the Company;

      (b) for distributions of benefits by the Trustee to the Participant in accordance with the Plan and at the written direction of the Committee; and

      (c)   as provided in Section 14.01.

9.04  Distribution of Benefits After Termination

      As soon as administratively feasible following receipt of a favorable letter of determination from the Internal Revenue Service with regard to the termination of the Plan and Trust Fund, the Trustee, as authorized and directed by the Committee, shall, provided there is no successor defined contribution plan within the meaning of Section 401(k)(10)(A)(i) of the Code, distribute each Account, after adjustment in accordance with Subsection 9.03(a), in a manner consistent with the provisions of
      Article 7.



0395                                                                          63

                                   ARTICLE 10

                             PARTICIPATING COMPANIES

10.01 Adoption by Other Entities

      Any corporation or other business entity may, by resolution of its own governing body, and with the approval of the Board of Directors, adopt the Plan and thereby become a Company. Notwithstanding the adoption of the Plan by other entities, the Plan will be administered as a single plan and all Plan assets will be available to pay benefits to all Participants under the Plan.

10.02 Alternative Provisions

      No Company may adopt alternative provisions as to itself or its Employees.

      Upon request of the governing body of a Company, the Board of Directors may amend the Plan with respect to the Employees of such Company provided that any change will only apply if any inequity resulting from such changed Plan provisions is not found to be discriminatory on behalf of Highly Compensated Employees.

10.03 Right to Withdraw (Plan Spinoff)

      Each Company having adopted the Plan shall have the right as of the last day of any month to withdraw from the Plan and/or Trust Agreement by delivering to the Board of Directors, the Committee and the Trustee written notification from its own governing body of such action and setting forth the date as of which the withdrawal shall be effective. The date specified in such written notice shall be deemed a Valuation Date.

10.04 Procedure Upon Withdrawal

      (a) If a Company withdraws from the Plan and Trust Agreement as the result of its adoption of a different plan, the Trustee shall segregate the portion of the Trust Fund attributable to the Accounts of Participants employed solely by such Company.

            As soon as administratively feasible following receipt of a favorable letter of determination from the Internal Revenue Service with regard to the adoption of such successor plan, the Trustee shall transfer the segregated assets to the insurance carrier or fiduciary designated by the Company as the agency through which the benefits of such successor plan are to be disbursed.

0395                                                                          64

      (b) If a Company withdraws from the Plan and Trust Agreement as the result of its adoption of a resolution to terminate its participation in the Plan and to distribute assets to its Employees who are Participants, the Trustee shall segregate the portion of the Trust Fund attributable to the Accounts of the Participants who are employed solely by such Company, and the termination provisions of
            Section 9.03 and 9.04 shall apply with respect to such segregated assets.

0395                                                                          65

                                   ARTICLE 11

                              TOP-HEAVY PROVISIONS

11.01 Definition of Top-Heavy and Super Top-Heavy

      (a) The Plan will be Top-Heavy for a Plan Year if, as of the final Valuation Date of the preceding Plan Year (or the final Valuation Date of the current Plan Year, if such year is the first Plan Year), hereinafter referred to as the Determination Date,

            (i) the aggregate value of the Accounts of all Participants who are Key Employees (as defined in Section 11.02) exceeds 60% of the aggregate value of such Accounts of all Participants and the Plan cannot be aggregated with any other plans which would result in the formation of a non-Top-Heavy aggregation group of plans; or

            (ii) the Plan is required to be part of an aggregation group of plans and the aggregation group is Top-Heavy. The group will be deemed Top-Heavy if the aggregate value of all defined contribution plan accounts and the value of all defined benefit plan accrued benefits attributable to Key Employees exceeds 60% of such values attributable to all participants of the aggregated plans. Such benefit values and accounts shall be aggregated using the Determination Dates of the individual plans which fall within the same calendar year.

            For purposes of this Section, aggregation group means all plans, including terminated plans, maintained by the Employer if maintained within the last five years ending on the Determination Date, in which a Key Employee is a participant or which enables any plan in which a Key Employee is a participant to meet the requirements of
            Section 401(a)(4) or Section 410 of the Code, as well as all other plans maintained by the Employer, provided that inclusion of such other plans in the aggregation group would not prevent the group of plans from continuing to meet the requirements of such sections of the Code.

      (b) The Plan will be Super Top-Heavy for a Plan Year if the aggregate value of all defined contribution plan accounts and the value of all defined benefit plan accrued benefits attributable to all Participants who are Key Employees exceeds 90% of such values attributable to all Participants in lieu of 60% as stated in Subsection (a).

0395                                                                          66

      (c) For purposes of determining the aggregate value of the benefit values and accounts under this Section, distributions, other than rollovers or direct transfers to another qualified plan maintained by the Employer or rollovers or direct transfers not initiated by the Participant, made during the five-year period ending on the Determination Date of the plan from which such distributions were made, shall be included to the extent such distributions are not otherwise reflected in the value of any accrued benefit under a defined benefit plan as determined with respect to such plan's Determination Date. Such aggregate value shall not include any (i) assets rolled over or transferred at the initiation of the Participant directly from a qualified plan maintained by a business entity other than an Employer to the Plan, (ii) amounts attributable to former Key Employees, (iii) amounts attributable to Participants not employed during such five-year period, or (iv) amounts attributable to deductible employee contributions under former
            Section 219(e)(2) of the Code.

            A Participant's accounts under any defined contribution plan as of any Determination Date, other than the Determination Date which falls within the first Plan Year, shall not include any Employer contributions due and not yet paid as of the Determination Date, if the plan under which the account is maintained is not subject to
            Section 412 of the Code.

            Accrued benefit values under defined benefit plans aggregated with this Plan shall be determined, subject to the rules set forth in
            Section 416(g)(4)(F)(ii) of the Code, as of the dates of the most recent valuations preceding or coincident with such defined benefit plans' Determination Dates, in accordance with the interest and mortality rate assumptions specified in such defined benefit plans for this purpose or, if not specified, shall be determined using an interest rate of 5% and mortality rates in accordance with Group Annuity Mortality Table for 1951 (Projection "C" to 1970, set back five years for females). Such accrued benefit values shall be determined under the method of accrual used for all plans of the Employer or, if such method is not identical, as if such benefit accrued under the fractional rule as described in Section 411(b)(1)(C) of the Code.

11.02 Definition of Key Employee

      An Employee or a former Employee will be considered to be a Key Employee for a Plan Year if, at any time during the Plan Year or the preceding four Plan Years, he is an officer of the Employer earning more than 50% of the maximum dollar limitation under

0395                                                                          67

      Section 415(b)(1)(A) of the Code; one of the 10 employees owning the largest interests (minimum 1/2%) in the Employer earning more than the maximum dollar limitation under Section 415(c)(1)(A) of the Code; a 5% owner; or a 1% owner whose compensation exceeds $150,000. This definition of Key Employee shall be governed by Section 416 of the Code and Regulations thereunder. For purposes of this definition, but only to the extent required by law, a Key Employee's Beneficiary shall be treated as a Key Employee, and ownership percentages shall be determined without regard to aggregation of entities under common control within the meaning of Sections 414(b), (c) and (m) of the Code. In no event shall more than 50 employees (or, if less, the greater of three employees or 10 percent of the employees) be deemed officers for purposes of this definition.

11.03 Minimum Employer Contribution

      (a) Unless otherwise provided in this Section, for any Plan Year in which the Plan is determined to be Top-Heavy, the Company contribution allocated to any non Key Employee Participant in the employ of the Company on the last business day of that Plan Year, shall not be less than an amount which, in combination with all other such amounts allocated to him under all other defined contribution plans maintained by the Employer, is equal to the lesser of

            (i)   3% of the Participant's Compensation or

            (ii) the highest percentage of Compensation (net of amounts contributed under a qualified salary reduction or similar arrangement) at which contributions (including Employer matching contributions and forfeitures) are allocated for the Plan Year under the Plan and under any other defined contribution plan required to be aggregated with the Plan on behalf of any Key Employee, times the Participant's Compensation.

      (b) Any contributions made solely to comply with the provisions of this Section shall be credited at the end of the Plan Year.

      (c) If any Participant is also covered by a defined benefit plan or plans maintained by the Employer, then for each year the Plan is determined to be Top-Heavy, 5% will be substituted in lieu of the 3% minimum allocation under Paragraph (a)(i) for such Participant and Paragraph (a)(ii) shall not be applicable, unless the Participant receives the Top-Heavy defined benefit minimum under the defined benefit plan or plans in accordance with Section 416(c)(1) of the Code, notwithstanding any offset attributable to defined

0395                                                                          68
            contribution account balances, in which event no minimum contribution will be required under the Plan.

      (d) For purposes of this Section, only benefits derived from Employer contributions under the Plan, or any other defined contribution plan or plans are to be taken into account to determine whether the minimum Employer contribution or benefit has been satisfied, excluding matching contributions and any contributions attributable to a salary reduction or similar arrangement, but including contributions as defined in Treasury Regulation 1.401(k)-1(g)(13). Such salary reduction contributions will be taken into account to determine the Employer contribution made on behalf of any Key Employee under Subsection 11.03(a)(ii), but not to determine whether the minimum Employer contribution or benefit has been satisfied.

      (e) An employee of a business entity which has not adopted the Plan shall not be considered a Participant for purposes of this Section unless also employed by the Company.

      (f) An Eligible Employee who becomes a Participant by virtue of the acceptance of a rollover contribution in accordance with Section
            3.07 or a transfer of assets in accordance with Section 3.08 but who is not otherwise eligible in accordance with Section 2.01, shall not be entitled to share in any Company contribution allocated in accordance with this Article.

11.04 Limitation of Allocations

      For any Plan Year in which the Plan is determined to be Top-Heavy or Super Top-Heavy, the reference to "1.25" in Item (1) of Paragraph (B) of Subsection 4.03(c) will be changed to read "1.0".



0395                                                                          69

                                   ARTICLE 12

                      WITHDRAWAL OF FUNDS DURING EMPLOYMENT

12.01 Withdrawals from Elective Deferral Contribution Account

      Subject to the general withdrawal rules below, a Participant may withdraw up to 100% of his Elective Deferral Contribution Account (a) after attaining age 59-1/2 or (b) before attaining age 59-1/2, provided such withdrawal meets the Financial Hardship Rules below.

12.02 Withdrawals from Matching Contribution Account

      Subject to the general withdrawal rules below, a Participant who has completed five or more full years of Plan participation and has a 100% vested interest in his Matching Contribution Account may withdraw up to 100% of such Account.

12.03 Withdrawals from Regular Contribution Account

      No withdrawals shall be permitted from a Participant's Regular Contribution Account.

12.04 Withdrawals from Rollover Account

      Subject to the general withdrawal rules below, a Participant may elect to withdraw up to 100% of his Rollover Account.

12.05 Withdrawals from Transfer Account

      Subject to the general withdrawal rules below, a Participant may elect to withdraw up to 100% of his Transfer Account, provided such withdrawal meets the Financial Hardship Rules below.


12.06 Withdrawals from Qualified Matching Contribution and Qualified Nonelective Contribution Accounts

      Subject to the general withdrawal rules below, a Participant who has attained age 59-1/2 may withdraw up to 100% of his Qualified Matching Contribution and Qualified Nonelective Contribution Accounts.

12.07 Financial Hardship Rules

      (a) For purposes of this Article, a Financial Hardship withdrawal may be made only if it is on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need.

0395                                                                          70

      (b) The following needs shall be recognized as immediate and heavy financial needs:

            (i) medical expenses, as described in Section 213(d) of the Code, previously incurred by the Participant, the Participant's spouse or the Participant's dependents, or funds necessary for these persons to obtain medical care described in Section 213(d) of the Code,

            (ii)  purchase of a principal residence for the Participant,

            (iii) tuition payments, related educational fees and room and board expenses for the next 12 months of post-secondary education for the Participant or the Participant's spouse, children or other dependents,

            (iv) the need to prevent eviction from or foreclosure on the mortgage of the Participant's principal residence,

            (v) any other financial need as may be promulgated by the Internal Revenue Service, and

            (vi) any other financial stress the satisfaction of which is necessary for the safety, well-being, livelihood or health of the Participant or his immediate family.

      (c) Unless otherwise provided in Subsection (d), the Participant shall provide the Committee with a signed written statement certifying that the Financial Hardship cannot be relieved

            (i) through reimbursement or compensation by insurance or otherwise,

            (ii) by reasonable liquidation of such Participant's assets, including those of his spouse and minor children if they are reasonably available to him,

            (iii) by discontinuance of Elective Deferral or Voluntary After-Tax
                  Contributions, or

            (iv) by other distributions or loans from the Plan or any other qualified plan or loans from commercial sources on reasonable commercial terms.

      (d) In the absence of the above certification, the following requirements will be applicable:

0395                                                                          71

            (i) The Participant must have obtained all other distributions and loans available under all plans maintained by the Employer.

            (ii) Elective Deferral Contributions and any other Employee contributions under all plans maintained by the Employer will be suspended for 12 months following the receipt of the Financial Hardship withdrawal. The Participant's Elective Deferral Contributions under Section 3.01 will automatically be resumed following the required period of suspension, unless the Participant elects otherwise.

            (iii) The limitation of Section 4.01 which is imposed on a
                  Participant's Elective Deferral Contributions for the calendar year immediately following the calendar year of the Financial Hardship withdrawal will be reduced by the amount of such contributions and/or deferrals for the calendar year of such withdrawal.

      (e) The amount of such Financial Hardship withdrawal may not exceed the amount required to meet the specified need plus any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal. In addition, effective for Plan Years beginning after December 31, 1988, the amount of such withdrawal from a Participant's Elective Deferral Contribution Account shall be limited to the sum of the Participant's Elective Deferral Contributions made, plus the income credited to such Account as of the last Valuation Date in 1988.

      (f) A Financial Hardship withdrawal from a Participant's Elective Deferral Contribution Account will be available only after the total amount available from all other Accounts has been withdrawn.

12.08 General Withdrawal Rules


      Any withdrawal shall be subject to the following requirements:

      (a) If a Participant elected to receive his benefits in the form of a life annuity in accordance with the provisions of Sections 7.03 and
            7.04 at any time, any withdrawal will be distributed under a Qualified Annuity unless such Participant elects to receive such withdrawal in a lump sum. All withdrawals will be considered separate Annuity Starting Dates for purposes of Sections 7.02 and 7.04.

      (b)   Only one withdrawal will be permitted during any Plan Year.

0395                                                                          72

      (c) A withdrawal must be requested through the VTS or CSR. Such withdrawals will be processed as soon as administratively feasible following notification by the Committee that the withdrawal is approved.

      (d) The minimum amount that may be withdrawn is $500 or the balance in the Participant's Accounts from which a current withdrawal is permitted, if less. The minimum amount limitation shall not apply in the case of a hardship withdrawal.

      (e) If a loan is outstanding at the time a withdrawal is requested, such withdrawal shall be permitted only to the extent that the remaining vested Account balance under the Plan will be at least 100% of the outstanding loan balance as of the date of the withdrawal.

      (f) There may be an application fee for each withdrawal as set by the Committee from time to time.

0395                                                                          73

                                   ARTICLE 13

                                      LOANS

13.01 Activation of Loan Provisions

      Upon request through the VTS or CSR, the Committee, solely in its discretion and in accordance with the provisions of this Article, may permit Participants to borrow from the Trust Fund.

13.02 Amount of Loans and Terms of Repayment

      At such time as loans are permitted, the Committee shall promulgate any additional specific rules and regulations governing all aspects of this Article as it deems necessary. The following general rules shall serve as the basis for any specific rules and regulations:

      (a) Upon written application on forms provided by the Committee, the Committee may grant a loan to a Participant, except shareholder employees or owner employees as referred to in Section 4975(d) of the Code, for the following purposes:

            (i) medical expenses, as described in Section 213(d) of the Code, previously incurred by the Participant, the Participant's spouse or the Participant's dependents, or the funds necessary for these persons to obtain medical care described in Section 213(d) of the Code,

            (ii)  purchase of a principal residence for the Participant,

            (iii) tuition payments, related educational fees and room and board expenses for the next 12 months of post-secondary education for the Participant or the Participant's spouse, children or other dependents,

            (iv) the need to prevent eviction from or foreclosure on the mortgage of the Participant's principal residence, or

            (v) any other financial stress the satisfaction of which is necessary for the safety, well-being, livelihood or health of the Participant or his immediate family.

            The Participant may be required to furnish such evidence of purpose and need as the Committee deems necessary.

0395                                                                          74

            Loans will be processed as soon as administratively feasible following notification by the Committee that the loan has been approved.

      (b)   The minimum amount of any loan shall be $1,000.

      (c)   In no event shall a loan exceed the lesser of

            (i) $50,000, reduced by the highest outstanding loan balance during the one-year period ending on the day before the date on which any new loan is to be granted, or

            (ii) 50% of the amount to which the Participant is vested under this Plan on the date the loan is granted.

      (d) Each loan granted to a Participant must be repaid in full before any subsequent loan is granted to such Participant.

      (e) All loans under this Article shall be considered investments of the Account of the Participant to whom the loan is granted and shall be charged to the investment funds proportionately.

            The Participant's Accounts shall be charged in the following order:
            Regular Contribution Account, Elective Deferral Contribution Account, Transfer Account, Matching Contribution Account, Qualified Matching Contribution Account, Qualified Nonelective Contribution Account and Voluntary Contribution Account.

            Interest shall be charged thereon at a rate equal to 1% in excess of the prime rate reported in The Wall Street Journal on the first day of the month during which the loan application was received through the VTS or CSR.

      (f) Each loan shall be secured by the assignment of not more than, 50% of the Participant's vested Account balance on the date the loan is granted, a promissory note executed by the Participant and such additional collateral as the Committee shall require to assure repayment of the loan and all interest payable thereon.

      (g) Each loan shall be repaid by the Participant either through payroll deductions or in such other manner as the Committee shall determine, provided such payment schedule does not permit payment less frequently than quarterly. All payment schedules shall be calculated to amortize principal and interest in level payments over the period of the loan as agreed to by the Committee and the Participant not to exceed five years from the date of such loan. Notwithstanding the foregoing, in the event a loan is approved for the purchase

0395                                                                          75
            of a principal residence, the five-year repayment requirement will not be applicable.

            Principal and interest payments shall be credited to the Account of the Participant to whom the loan is granted in the same manner as the loan was charged and shall be invested in accordance with the Participant's current investment election.

      (h) Except as provided in Subsection (m), upon a Participant's termination of employment for any reason, the entire unpaid balance of the loan shall be due and payable.

      (i) If a Participant should fail to make a payment when due, the entire unpaid balance of the loan shall be in default and the Committee shall take any one or more of the following steps, as it deems necessary, to secure repayment of such loan:

            (i) Deduct the amount of the outstanding indebtedness from the Participant's Account, to the extent permitted and available under law and in accordance with the terms of the Plan. Such deduction will not occur until a distributable event occurs under the terms of the Plan.

            (ii) Instruct the Trustee to sell any property held as collateral for such loan.

            (iii) Take such other steps as may be required.

      (j) Each loan will require that within the 90-day period before the granting of the loan, the Participant and, if married, his spouse, consent to such loan in writing, and acknowledge the reduction in the Participant's Account in the event the loan is in default.

      (k) There may be an initial processing fee for the administration of the loan as set by the Committee from time to time.

      (l) No distribution from the Plan upon termination of employment for any reason shall be made to any Participant or Beneficiary unless and until all loans, including interest thereon, have been fully repaid.

      (m)   Any Participant who is a "party in interest" as defined in ERISA
            Section 3(14) and who ceases to be an active Eligible Employee may be eligible to borrow from the Plan under terms and conditions reflecting valid differences between active Participants and other Participants which would be considered in a normal commercial setting, such as the

0395                                                                          76
    unavailability of payroll deductions for repayment. In addition, there will be an annual fee for the administration of each of such loans of $100. In no event will loans be unreasonably withheld from any eligible applicant.


0395                                                                          77

                                   ARTICLE 14

                               GENERAL PROVISIONS

14.01 Exclusiveness of Benefits

      The Plan has been created for the exclusive benefit of the Participants and their Beneficiaries. No part of the Trust Fund shall ever revert to the Company nor shall such Trust Fund ever be used other than for the exclusive benefit of the Participants and their Beneficiaries, except as provided in Sections 3.10 and 9.03 and Subsection 4.03(d) provided, however, that contributions made by the Company by mistake of fact or which are not deductible under Section 404 of the Code, may be returned to the Company within one year of the mistaken payment of the contribution or the date of disallowance of the deduction, as the case may be. All contributions made by the Company shall be conditional upon their deductibility under Section 404 of the Code. No person shall have any interest in or right to any part of the Trust Fund, or any equitable right under the Trust Agreement, except to the extent expressly provided in the Plan or Trust Agreement.

14.02 Limitation of Rights

      Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the purchase of any policy, nor the payment of any benefits shall be construed as giving any Participant, Beneficiary, or any other person whomsoever, any legal or equitable right against the Company, the Committee, or the Trustee, unless such right shall be specifically provided for in the Plan or conferred by affirmative action of the Committee or the Company in accordance with the terms and provisions of the Plan; or as giving any Participant or any other employee of the Company the right to be retained in the service of the Company and all Participants and other employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

14.03 Limitation of Liability and Legal Actions

      In any action or proceeding involving the Trust Fund, or any part thereof, or the administration thereof, the Company, the Committee, and the Trustee shall be the only necessary parties. Any final judgment entered in any such action or proceeding, which is not appealed or appealable, shall be binding and conclusive on the parties thereto, and all persons having or claiming to have an interest in the Trust Fund or under the Plan.

0395                                                                          78

14.04 Construction of Agreement

      The Plan shall be construed according to the laws of the State in which the Company named under Article 1 has its principal place of business, and all provisions hereof shall be administered according to, and its validity shall be determined under, the laws of such State except where pre-empted by Federal law.

14.05 Title to Assets

      No Participant, Beneficiary or any other person shall have any legal or equitable right or interest in the funds set aside by the Company, or otherwise received or held under the Plan, or in any assets of the Trust Fund, except as expressly provided in the Plan, and no Participant, Beneficiary or any other person shall be deemed to possess a right to any assets except as herein provided.

14.06 Severability

      Should any provision of the Plan or any regulations adopted thereunder be deemed or held to be unlawful or invalid for any reason, such fact shall not adversely affect the other provisions or regulations unless such invalidity shall render impossible or impractical the functioning of the Plan and, in such case, the appropriate parties shall immediately adopt a new provision or regulation to take the place of the one held illegal or invalid.

14.07 Titles and Headings

      The titles and headings of the Sections in this instrument are for convenience of reference only and, in the event of any conflict, the text rather than such titles or headings shall control.

14.08 Counterparts as Original

      The Plan has been prepared in counterparts, each of which so prepared shall be construed an original.

14.09 Merger of Plans

      Upon the merger or consolidation of any other plan with this Plan or the transfer of assets or liabilities from this Plan to any other plan, all Participants of this Plan shall be entitled to a benefit immediately after the merger, consolidation or transfer (if the merged, consolidated or transferee plan had then been terminated) at least equal to the benefit they would have been entitled to immediately prior to such merger, consolidation or transfer (if the Plan had then terminated).

0395                                                                          79

                   HOSOKAWA MICRON INVESTMENT RETIREMENT PLAN

                                (AS AMENDED 1995)

    Pursuant to the provisions of Section 9.01 of the Hosokawa Micron
    Investment Retirement Plan (As Amended 1995), the following amendment is now a part of the Plan.


                                 AMENDMENT NO. 2

    Pages 2, 34, 35, 39 and 70 are hereby deleted in their entirety and replaced by the attached pages 2, 34, 35, 39 and 70.




    Unless otherwise provided herein, the provisions of this amendment shall be effective as of November 6, 1995.

               (ii) during a Participant's participation under the Bepex Corporation 401(k) Incentive Savings Plan.

          (b) "Matching Contribution Account" (Account B) - Portion of Trust Fund attributable to the Company's

               (i) Matching Contributions in accordance with the provisions of Subsection 3.03(a) and with the provisions of the Plan in effect prior to the Supplemental Effective Date; and

               (ii) Additional Matching Contributions in accordance with the provisions of Subsection 3.03(b) and with the provisions of the Plan in effect prior to the Supplemental Effective Date.

          (c) "Regular Contribution Account" (Account C) - Portion of Trust Fund attributable to the Company's Regular contributions in accordance with the provisions of Subsection 3.03(c) and the provisions of the Plan in effect prior to the Supplemental Effective Date, and Top-Heavy contributions in accordance with
               Article 11.

          (d) "Rollover Account" (Account D) - Portion of Trust Fund attributable to funds rolled over from another qualified plan in accordance with Section 3.07.

          (e) "Transfer Account" (Account E) - Portion of Trust Fund attributable to the Company's contributions during a Participant's participation under another qualified plan and transferred in accordance with the provisions of Section 3.08. This account shall include that portion of Trust Fund attributable to the discretionary (nonelective) contributions made during a Participant's participation under the Bepex Corporation 401(k) Incentive Savings Plan and transferred into this Plan on December 31, 1995.

          (f) "Voluntary After-Tax Contribution Account" - Portion of Trust Fund attributable to a Participant's Voluntary After Tax Contributions in accordance with the provisions of Section 3.04 and the provisions of the Plan in effect prior to the Supplemental Effective Date.

          (g) "Qualified Matching Contribution Account" - Portion of Trust Fund attributable to the Company's Qualified Matching Contributions in accordance with the provisions of Subsection 3.03(b).

          (h) "Qualified Nonelective Contribution Account" - Portion of Trust Fund attributable to the Company's Qualified Nonelective Contributions in accordance with the provisions of Subsection 3.03(c).

                  "Amendment No. 2, effective November 6, 1995,
                       unless otherwise provided herein."

5.03      Investment Funds

          The Trust Fund shall be divided into such investment funds as designated by the Committee and approved by the Trustee for the investment of all Accounts, which shall be administered as a unit. Until changed, the investment funds shall include, but not be limited to, the following:

          (a) Effective October 16, 1995, The Cash Management Trust of America which will be invested in high-quality instruments of banks, savings institutions, insurance companies, government instruments and short-term corporate obligations, including commercial paper, notes and bonds.

          (b) The Stepstone Government Securities Fund consisting of high grade securities with quality ratings ranging from direct and indirect obligations of the United States government to corporate bonds with ratings of AAA through BBB by Standard & Poor's and Moody's.

          (c) The Bond Fund of America which invests in a diversified portfolio consisting primarily of marketable fixed-income debt securities, government obligations and money market instruments.

          (d) The Daiwa Balanced Fund which invests in a combination of equities of U.S. corporations and investment grade debt.

               Effective December 8, 1995, this fund shall no longer be available.

          (e) The Fidelity Advisor Income & Growth Fund which invests in equity and fixed-income securities with income, growth of income and capital appreciation potential. It may also invest in equity securities of some smaller, more rapidly growing companies.

          (f) The Daiwa Pooled Equity Fund which invests in large U.S. company stocks and convertible securities.

               Effective December 8, 1995, this fund shall no longer be \ available.

          (g) The Investment Company of America Fund which invests primarily in common stocks but may also invest in high-quality convertibles and debt securities.

          (h) The Stepstone Emerging Growth Fund which will be invested primarily in the common stocks of smaller and medium-sized companies with above-average prospects for earnings growth.

          (i) The AIM Constellation Fund which invests primarily in common stocks, emphasizing small to medium sized emerging growth companies.

                  "Amendment No. 2, effective November 6, 1995
                       unless otherwise provided herein."

          (j) The American EuroPacific Fund which will be invested in a carefully chosen selection of more than 250 companies based outside the U.S. which offer above-average growth potential.

          (k) The American Balanced Fund which normally invests in a diversified array of equities, debt and cash instruments. These purchases may include common stocks, preferred stocks, corporate bonds or U.S. government securities. The equity portion includes foreign and domestic issues. Fixed-income securities must be rated investment grade at the time of purchase.

          (1) The AIM Value A Fund which invests primarily in equity securities that are undervalued relative to current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies. It invests chiefly in stocks and convertibles, but may also invest in preferred stocks and debt securities. The fund may invest up to 25% of its assets in foreign securities.

5.04      Valuation of Trust Fund

          (a) The Trust Fund shall be valued by the Trustee as of each Valuation Date on the basis of its fair market value.

          (b) The Trust Fund may also be valued by the Trustee as of any other date as the Committee may authorize for any reason the Committee deems appropriate.

5.05      Allocation of Investment Earnings and Expenses

          On the basis of the valuation as of a Valuation Date, subject to the provisions of Subsection 7.03(b) and 7.04(h), the Accounts of all Participants, shall be (a) proportionately adjusted to reflect expenses in accordance with Section 3.10 and investment earnings other than those credited to a specific Account; and (b) directly adjusted to reflect all other applicable transactions during the Plan Year attributable to such Accounts including, but not limited to, any contributions or distributions.

                  "Amendment No. 2, effective November 6, 1995
                       unless otherwise provided herein".

          be paid in a lump sum to such Beneficiary's estate. A Participant may change his Beneficiary designation at any time. All Beneficiary designations and changes shall be made on an appropriate form and filed with the Committee. If the primary Beneficiary designated by the Participant is anyone other than the Participant's Protected Spouse, such designation must include the written acknowledgment and consent of such spouse and be witnessed by a Plan representative or a notary public, to the extent required by law and the Committee. Such consent will be limited to a specific alternate Beneficiary and any change in such alternate Beneficiary will require a new spousal consent.

6.04      Upon other Termination of Employment

          (a) Upon a Participant's termination of employment for reasons other than Retirement, Disability or death, the following provisions shall be applicable:

               (i) Such Participant shall have a 100% vested interest in his Elective Deferral Contribution, Voluntary Contribution, Rollover, Transfer, Qualified Matching Contribution and Qualified Nonelective Contribution Accounts.

               (ii) Such Participant's vested interest in his Matching Contribution and Regular Contribution Accounts shall, subject to Subsection 6.05(a), be determined in accordance with the following schedule on the basis of such Participant's full Years of Service.

                           Number of Years       Percentage of Account
                           ---------------       ---------------------
                       Less than 2 full years              0%
                            2 full years                  40%
                            3 full years                  60%
                            4 full years                  80%
                        5 or more full years             100%

          (b) The portion of a Participant's Account which is not vested shall be forfeited on the earlier of the date on which the Participant receives a distribution of his vested benefits or the date on which such Participant incurs five consecutive Breaks-in-Service. If a Participant does not have a vested interest in his Account, he shall be deemed to have received an immediate distribution as of the date on which such Participant terminated employment.

               That portion of the Participant's Account which is not vested shall be used to reduce the Company's contributions in accordance with Section 3.03.

                  "Amendment No. 2, effective November 6, 1995
                       unless otherwise provided herein."

                                   ARTICLE 12

                      WITHDRAWAL OF FUNDS DURING EMPLOYMENT

12.01     Withdrawals from Elective Deferral Contribution Account

          Subject to the general withdrawal rules below, a Participant may withdraw up to 100% of his Elective Deferral Contribution Account
          (a) after attaining age 59-1/2 or (b) before attaining age 59-1/2, provided such withdrawal meets the Financial Hardship Rules below.

12.02     Withdrawals from Matching Contribution Account

          Subject to the general withdrawal rules below, a Participant who has completed five or more full years of Plan participation and has a 100% vested interest in his Matching Contribution Account may withdraw up to 100% of such Account.

12.03     Withdrawals from Regular Contribution Account

          No withdrawals shall be permitted from a Participant's Regular Contribution Account.

12.04     Withdrawals from Rollover Account

          Subject to the general withdrawal rules below, a Participant may elect to withdraw up to 100% of his Rollover Account.

12.05     Withdrawals from Transfer Account

          Subject to the general withdrawal rules below, a Participant may elect to withdraw up to 100% of his Transfer Account, provided such withdrawal meets the Financial Hardship Rules below.

12.06     Withdrawals from Qualified Matching Contribution and Qualified
               Nonelective Contribution Accounts

          Subject to the general withdrawal rules below, a Participant who has attained age 59-1/2 may withdraw up to 100% of his Qualified Matching Contribution and Qualified Nonelective Contribution Accounts.

12.07     Financial Hardship Rules

          (a) For purposes of this Article, a Financial Hardship withdrawal may be made only if it is on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need.

                  "Amendment No. 2, effective November 6, 1995
                       unless otherwise provided herein."

                   HOSOKAWA MICRON INVESTMENT RETIREMENT PLAN

                                (AS AMENDED 1995)

Pursuant to the provisions of Section 9.01 of the Hosokawa Micron Investment Retirement Plan (As Amended 1995), the following amendment is now a part of the Plan.

                                 AMENDMENT NO. 1

Pages 1, 2, 6, 11, 39, 45, 46, 70 and 72 are hereby deleted in their entirety and replaced by the attached pages 1, 2, 6, 11 and 11a, 39, 45, 46, 70 and 72.















             The provisions of this amendment shall be effective as
                               of January 1, 1996.

                  HOSOKAWA MICRON INVESTMENT RETIREMENT PLAN

                               (AS AMENDED 1995)

                             STATEMENT OF PURPOSE

Hosokawa Micron International Inc. has had in effect since April 1, 1987 the Hosokawa Micron Retirement Plan, to which it made contributions for the purpose of sharing its profits with its employees in order to provide for the accumulation of funds for the benefit of eligible employees and their beneficiaries in the manner and to the extent set forth in such plan, which plan was fully restated in 1992.

The Hosokawa Micron Retirement Plan (As Amended 1995), hereinafter set forth, constitutes an amendment in its entirety to said plan which is continued effective as of January 1, 1995 with respect to employees and participants who had not yet retired, terminated employment or died as of such date. The rights of anyone covered under the plan prior to January 1, 1995, who retired, terminated employment or died before that date, shall be determined in accordance with the terms and provisions of the plan in effect on the date of such retirement, termination of employment or death, except as otherwise specifically provided herein.

The plan contains assets transferred from the Alpine American Corp. Profit-Sharing Plan effective August 1, 1989 in its Transfer Account.

Unless otherwise provided herein, those provisions added or amended to comply with the Tax Reform Act of 1986 required to be effective as of April 1, 1987 or April 1, 1989 shall be effective as of such dates.

                                    ARTICLE 1

                                   DEFINITIONS

For purposes of the Plan, the following words and phrases shall have the following meanings unless a different meaning is plainly required by the context. Wherever used, the masculine pronoun shall include the feminine pronoun and the feminine pronoun shall include the masculine and the singular shall include the plural and the plural shall include the singular.

1.01  "Account"

      The interest of a Participant in the Trust Fund as represented by his accounts as designated below.

      (a) "Elective Deferral Contribution Account" (Account A) - Portion of Trust Fund attributable to a Participant's Elective Deferral Contributions

            (i) in accordance with the provisions of Section 3.01 and the provisions of the Plan in effect prior to the Supplemental Effective Date; and

                   Amendment No. 1, effective January 1, 1996.

            (ii) during a Participant's participation under the Bepex Corporation 401(k) Incentive Savings Plan.

      (b) "Matching Contribution Account" (Account B) - Portion of Trust Fund attributable to the Company's

            (i) Matching Contributions in accordance with the provisions of Subsection 3.03(a) and with the provisions of the Plan in effect prior to the Supplemental Effective Date; and

            (ii) Additional Matching Contributions in accordance with the provisions of Subsection 3.03(b) and with the provisions of the Plan in effect prior to the Supplemental Effective Date.

      (c) "Regular Contribution Account" (Account C) - Portion of Trust Fund attributable to the Company's Regular Contributions in accordance with the provisions of Subsection 3.03(c) and the provisions of the Plan in effect prior to the Supplemental Effective Date, and Top-Heavy Contributions in accordance with Article 11.

      (d) "Rollover Account" (Account D) - Portion of Trust Fund attributable to funds rolled over from another qualified plan in accordance with
            Section 3.07.

      (e) "Transfer Account" (Account E) - Portion of Trust Fund attributable to the Company's contributions during a Participant's participation under another qualified plan and transferred in accordance with the provisions of Section 3.08.

      (f) "Voluntary After-Tax Contribution Account" - Portion of Trust Fund attributable to a Participant's Voluntary After-Tax Contributions in accordance with the provisions of Section 3.04 and the provisions of the Plan in effect prior to the Supplemental Effective Date.

      (g) "Qualified Matching Contribution Account" - Portion of Trust Fund attributable to the Company's Qualified Matching Contributions in accordance with the provisions of Subsection 3.03(b).

      (h) "Qualified Nonelective Contribution Account" - Portion of Trust Fund attributable to the Company's Qualified Nonelective Contributions in accordance with the provisions of Subsection 3.03(c).

      (i) Prior Bepex Contribution Account" - Portion of Trust Fund attributable to the discretionary (nonelective) contributions made during a Participant's participation under the Bepex Corporation 401(k) Incentive Savings Plan and transferred into this Plan on December 31, 1995.

                   Amendment No. 1, effective January 1, 1996.

1.12  "Effective Date"

      April 1, 1987, the date as of which the Plan was established.

      "Supplemental Effective Date"

      January 1, 1995, the last date as of which the Plan was amended in its entirety.

      Unless otherwise provided herein, those provisions added or amended to comply with the Tax Reform Act of 1986 required to be effective as of April 1, 1987 or April 1, 1989 shall be effective as of such date.

1.13 "Election Period"

      The period commencing 90 days before the Annuity Starting Date and ending on such Annuity Starting Date.

1.14  "Employee"

      Any person in the employ of the Company.

      Leased Employees shall be included as Employees unless (i) such individual is covered by a money purchase pension plan providing (A) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the Leased Employee's gross income under Section 125, 402(a)(8), 403(h) or 403(b) of the Code; (B) immediate participation;
      and (C) full and immediate vesting; and (ii) Leased Employees do not constitute more than 20% of the Employer's Nonhighly Compensated Employee workforce.

      "Eligible Employee"

      An Employee for whom the Company is required to contribute Federal Insurance Contributions Act taxes excluding persons (a) who are Leased Employees, (b) from the parent company on temporary assignment in the United States of America, (c) employed as work-study, seasonal and/or temporary employees and (d) who are members in good standing of the Teamster Local No. 418 or Laborer's International Union of North America Local No. 1137 or the International Association of Machinists and Aerospace Workers, AFLA-CIO Lodge #1596, District No. 115.

      Notwithstanding the above, Leased Employees shall be included in the definition of Eligible Employee if the requirements of Section 414(n)(2) of the Code require such inclusion in order to meet the plan qualification requirements enumerated in Section 414(n) and then only if the coverage requirements of Section 410(b) of the Code would otherwise not be met.

                   Amendment No. 1, effective January 1, 1996.

      (b) "Early Retirement Date" - The first day of any month coincident with or following the date on which the Participant attains age 55, provided he has completed five Years of Service as of such date.

            For a Participant who was a participant of the Bepex Corporation 401(k) Incentive Savings Plan on December 31, 1995, Early Retirement Date shall be the first day of any month coincident with or following the date on which the Participant attains age 55.

      (c) "Deferred Retirement Date" - The first day of any month subsequent to the Participant's Normal Retirement Date.

1.27  "Service"

      (a)   All periods of employment with the Employer and with Hosokawa Micron
            (USA) Inc., MikroPul Corporation, Menardi- Criswell Corporation, Sonodyne Industries, Inc. and U.S. Felt Co.

            A period of employment begins as of the date the Employee first completes an Hour of Employment for the Employer or with Hosokawa Micron (USA) Inc., MikroPul Corporation, Menardi-Criswell Corporation, Sonodyne Industries, Inc. and U.S. Felt Co. and ends on the earlier of the date the Employee resigns, is discharged, retires or dies or, if the Employee is absent for any other reason, on the first anniversary of the first day of such absence (with or without pay) from the Employer. If an Employee is absent for any reason and returns to the employ of the Employer before incurring a Break-in-Service, as provided in Subsection (b), he shall receive credit for his period of absence up to a maximum of 12 months. Service subsequent to a Break-in-Service will be credited as a separate period of employment.

      (b) "Break-in-Service" - A period of 12-consecutive months during which an Employee fails to accrue an Hour of Employment with the Employer. Such period begins on the earlier of the date the Employee resigns, is discharged, retires or dies or, if the Employee is absent for any other reason, on the first anniversary of the first day of such absence (with or without pay) from the Employer. If an Employee is absent by reason of (i) the pregnancy of the Employee,
            (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with an adoption of such child by such Employee, or (iv) caring for such child immediately following such birth or placement, such Employee will not be treated as having retired, resigned or been discharged and the period between the first and second anniversary of the first day of such absence shall not be deemed a Break-in-Service.

                   Amendment No. 1, effective January 1, 1996.

      (c) "Month of Service" - A calendar month, or in the case of aggregation of non-successive periods of employment, 30 days of employment or credited absence whether or not completed consecutively.

                                                                             11a

                   Amendment No. 1, effective January 1, 1996.

            be paid in a lump sum to such Beneficiary's estate. A Participant may change his Beneficiary designation at any time. All Beneficiary designations and changes shall be made on an appropriate form and filed with the Committee. If the primary Beneficiary designated by the Participant is anyone other than the Participant's Protected Spouse, such designation must include the written acknowledgment and consent of such spouse and be witnessed by a Plan representative or a notary public, to the extent required by law and the Committee. Such consent will be limited to a specific alternate Beneficiary and any change in such alternate Beneficiary will require a new spousal consent.

6.04  Upon Other Termination of Employment

      (a) Upon a Participant's termination of employment for reasons other than Retirement, Disability or death, the following provisions shall be applicable:

            (i) Such Participant shall have a 100% vested interest in his Elective Deferral Contribution, Voluntary Contribution, Rollover, Transfer, Prior Bepex Contribution Account, Qualified Matching Contribution and Qualified Nonelective Contribution Accounts.

                  (ii) Such Participant's vested interest in his Matching
                       Contribution and Regular Contribution Accounts shall, subject to Subsection 6.05(a), be determined in accordance with the following schedule on the basis of such Participant's full Years of service.

                           Number of Years       Percentage of Account
                           ---------------       ---------------------
                       Less than 2 full years                0%
                            2 full years                    40%
                            3 full years                    60%
                            4 full years                    80%
                        5 or more full years               100%

            (b) The portion of a Participant's Account which is not vested shall be forfeited on the earlier of the date on which the Participant receives a distribution of his vested benefits or the date on which such Participant incurs five consecutive Breaks-in-Service. If a Participant does not have a vested interest in his Account, he shall be deemed to have received an immediate distribution as of the date on which such Participant terminated employment.

                 That portion of the Participant's Account which is not vested shall be used to reduce the Company's contributions in accordance with Section 3.03.

                   Amendment No. 1, effective January 1, 1996.

      (g) If a Participant is in receipt of benefits from the Company's insured long-term disability program, if applicable, payment of the Participant's Elective Deferral Contribution, Matching Contribution, Regular Contribution, Transfer, Qualified Matching Contribution and Qualified Nonelective Contribution Accounts shall be deferred to the first day of the month in which such Participant is no longer eligible to receive such benefits or, if earlier, the 60th day following the last day of the Plan Year during which the Participant's Normal Retirement Date occurs, provided the benefits payable under the long-term disability program would otherwise be reduced by the benefits payable under the Plan.

7.03  Method and Form of Payment of Benefits for Participants Not Described in
      Section 7.04

      The following provisions shall be applicable for determining when distribution of benefits shall be made for Participants not described in
      Section 7.04. These provisions are intended to conform to the requirements of Section 401(a)(9) of the Code, including the minimum distribution incidental benefit proposed Treasury Regulation 1.401(a)(9)-2, and shall be construed accordingly:

      (a) Subject to Section 7.02, all benefits will be distributed in a lump sum.

      (b) Notwithstanding the provisions of Section 5.05, when distribution of benefits from the Trust Fund is to be deferred in accordance with
            Section 7.02, whether in whole or in part, the Committee may direct the Trustee to deposit the Participant's Account in an interest-bearing account. Thereafter, such Participant's Account shall be credited with the interest attributable to such account and the provisions of Section 5.05 shall not be applicable.

      (c) Subject to Section 7.02, if a Participant's benefits are required to commence in accordance with Subsection 7.02(d) or (e), in lieu of an immediate lump sum distribution, the Participant may elect to have the minimum amount required to be distributed each year under Code
            Section 401(a)(9) with the remaining balance payable in a lump sum upon termination of employment. Such benefit shall be payable directly from the Trust Fund and shall reflect the Participant's elections regarding Beneficiary and recalculation of life expectancies in accordance with regulations under Code Section 401(a)(9).

            In the absence of an election by the Participant, the form of payment shall irrevocably be in the form of a lump sum.

                   Amendment No. 1, effective January 1, 1996.

      (d) Any benefits payable under this Article may be paid in cash, securities, or such other assets of the Trust Fund as the Committee may direct.

            The distribution of a lump sum payment to the Participant or his Beneficiary will constitute the complete discharge of all obligations of the Plan.

7.04 Method and Form of Payment of Benefits for Participants Who Commenced Participation Prior to January 1, 1992 and for Those Who Were Participants in the Bepex Corporation 401(k) Incentive Savings Plan On December 30, 1995

      The following provisions shall be applicable for determining the method and form of payment of all benefits for Participants who commenced their participation in the Plan prior to January 1, 1992 and for those who were participants in the Bepex Corporation 401(k) Incentive Savings Plan on December 30, 1995. These provisions are intended to conform to the requirements of Section 401(a)(9) of the Code, including the minimum distribution incidental benefit proposed Treasury Regulation 1.401(a)
      (9)-2, and shall be construed accordingly.

      (a) Subject to Section 7.02, any benefit payable to a Participant who has terminated employment or Beneficiary which in total is $3,500 or less will be distributed in a lump sum.

      (b) Subject to Section 7.02, any benefit payable to a Participant who has terminated employment which is more than $3,500 will be distributed at the Participant's election as follows:

            (i) All or any portion of such amount may be distributed in a lump sum, subject to the provisions below.

            (ii) The balance, if any, may be used to purchase an immediate or deferred annuity in accordance with the provisions of Subsections (e), (f) and (g).

            In the absence of an election by the Participant, benefits will be distributed in a lump sum. If such benefits are deferred in accordance with Section 7.02, the provisions of Subsection (h) will be applicable.

      (c) Subject to Section 7.02, if a Participant's benefits are required to commence in accordance with Subsection 7.02(d) or (e), such Participant shall make an irrevocable election as to the optional form of payment. Such benefit shall reflect the Participant's elections regarding Beneficiary and recalculation of life expectancies in accordance with regulations under Code Section 401(a)(9). A Participant whose Account includes funds transferred without the required spousal consent, directly or indirectly, from a plan subject to Code Section 412, must elect to recalculate life expectancies unless his spouse consents to waive the

                   Amendment No. 1, effective January 1, 1996.

                                   ARTICLE 12

                      WITHDRAWAL OF FUNDS DURING EMPLOYMENT

12.01 Withdrawals from Elective Deferral Contribution Account

      Subject to the general withdrawal rules below, a Participant may withdraw up to 100% of his Elective Deferral Contribution Account (a) after attaining age 59-1/2 or (b) before attaining age 59-1/2, provided such withdrawal meets the Financial Hardship Rules below.

12.02 Withdrawals from Matching Contribution Account

      Subject to the general withdrawal rules below, a Participant who has completed five or more full years of Plan participation and has a 100% vested interest in his Matching Contribution Account may withdraw up to 100% of such Account.

12.03 Withdrawals from Regular and Prior Bepex Contribution Accounts

      No withdrawals shall be permitted from a Participant's Regular and Prior Bepex Contribution Accounts.

12.04 Withdrawals from Rollover Account

      Subject to the general withdrawal rules below, a Participant may elect to withdraw up to 100% of his Rollover Account.

12.05 Withdrawals from Transfer Account

      Subject to the general withdrawal rules below, a Participant may elect to withdraw up to 100% of his Transfer Account, provided such withdrawal meets the Financial Hardship Rules below.

12.06 Withdrawals from Qualified Matching Contribution and Qualified Nonelective Contribution Accounts

      Subject to the general withdrawal rules below, a Participant who has attained age 59-1/2 may withdraw up to 100% of his Qualified Matching Contribution and Qualified Nonelective Contribution Accounts.

12.07 Financial Hardship Rules

      (a) For purposes of this Article, a Financial Hardship withdrawal may be made only if it is on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need.

                   Amendment No. 1, effective January 1, 1996.

            (i) The Participant must have obtained all other distributions and loans available under all plans maintained by the Employer.

            (ii) Elective Deferral Contributions and any other Employee contributions under all plans maintained by the Employer will be suspended for 12 months following the receipt of the Financial Hardship withdrawal. The Participant's Elective Deferral Contributions under Section 3.01 will automatically be resumed following the required period of suspension, unless the Participant elects otherwise.

            (iii) The limitation of Section 4.01 which is imposed on a
                  Participant's Elective Deferral Contributions for the calendar year immediately following the calendar year of the Financial Hardship withdrawal will be reduced by the amount of such contributions and/or deferrals for the calendar year of such withdrawal.

      (e) The amount of such Financial Hardship withdrawal may not exceed the amount required to meet the specified need plus any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal. In addition, effective for Plan Years beginning after December 31, 1988, the amount of such withdrawal from a Participant's Elective Deferral Contribution Account shall be limited to the sum of the Participant's Elective Deferral Contributions made, plus the income credited to such Account as of the last Valuation Date in 1988.

      (f) A Financial Hardship withdrawal from a Participant's Elective Deferral Contribution Account will be available only after the total amount available from all other Accounts has been withdrawn.

12.08 General Withdrawal Rules

      Any withdrawal shall be subject to the following requirements:

      (a) If a Participant elected to receive his benefits in the form of a life annuity in accordance with the provisions of Sections 7.03 and
            7.04 at any time, any withdrawal will be distributed under a Qualified Annuity unless such Participant elects to receive such withdrawal in a lump sum. All withdrawals will be considered separate Annuity Starting Dates for purposes of Sections 7.02 and 7.04.

      (b)   Generally, only one withdrawal will be permitted during any Plan
            Year.

            Notwithstanding the above, an unlimited number of withdrawals will be permitted from a Participant's Rollover Account during any Plan Year.

                   Amendment No. 1, effective January 1, 1996.

                   HOSOKAWA MICRON INVESTMENT RETIREMENT PLAN

                                (AS AMENDED 1995)

Pursuant to the provisions of Section 9.01 of the Hosokawa Micron Investment Retirement Plan (As Amended 1995), the following amendment is now a part of the Plan.

                                 AMENDMENT NO. 2

Pages 2, 34, 35, 39 and 70 are hereby deleted in their entirety and replaced by the attached pages 2, 34, 35, 39 and 70.






       Unless otherwise provided herein, the provisions of this amendment shall be effective as of November 6, 1995.

            (ii) during a Participant's participation under the Bepex Corporation 401(k) Incentive Savings Plan.

      (b) "Matching Contribution Account" (Account B) - Portion of Trust Fund attributable to the Company's

            (i) Matching Contributions in accordance with the provisions of Subsection 3.03(a) and with the provisions of the Plan in effect prior to the Supplemental Effective Date; and

            (ii) Additional Matching Contributions in accordance with the provisions of Subsection 3.03(b) and with the provisions of the Plan in effect prior to the Supplemental Effective Date.

      (c) "Regular Contribution Account" (Account C) - Portion of Trust Fund attributable to the Company's Regular Contributions in accordance with the provisions of Subsection 3.03(c) and the provisions of the Plan in effect prior to the Supplemental Effective Date, and Top-Heavy Contributions in accordance with Article 11.

      (d) "Rollover Account" (Account D) - Portion of Trust Fund attributable to funds rolled over from another qualified plan in accordance with
            Section 3.07.

      (e) "Transfer Account" (Account E) - Portion of Trust Fund attributable to the Company's contributions during a Participant's participation under another qualified plan and transferred in accordance with the provisions of Section 3.08. This account shall include that portion of Trust Fund attributable to the discretionary (nonelective) contributions made during a Participant's participation under the Bepex Corporation 401(k) Incentive Savings Plan and transferred into this Plan on December 31, 1995.

      (f) "Voluntary After-Tax Contribution Account" - Portion of Trust Fund attributable to a Participant's Voluntary After-Tax Contributions in accordance with the provisions of Section 3.04 and the provisions of the Plan in effect prior to the Supplemental Effective Date.

      (g) "Qualified Matching Contribution Account" - Portion of Trust Fund attributable to the Company's Qualified Matching Contributions in accordance with the provisions of Subsection 3.03(b).

      (h) "Qualified Nonelective Contribution Account" - Portion of Trust Fund attributable to the Company's Qualified Nonelective Contributions in accordance with the provisions of Subsection 3.03(c).

                  "Amendment No. 2, effective November 6, 1995,
                       unless otherwise provided herein."

5.03  Investment Funds

      The Trust Fund shall be divided into such investment funds as designated by the Committee and approved by the Trustee for the investment of all Accounts, which shall be administered as a unit. Until changed, the investment funds shall include, but not be limited to, the following:

      (a) Effective October 16, 1995, The Cash Management Trust of America which will be invested in high-quality instruments of banks, savings institutions, insurance companies, government instruments and short-term corporate obligations, including commercial paper, notes and bonds.

      (b) The Stepstone Government Securities Fund consisting of high grade securities with quality ratings ranging from direct and indirect obligations of the United States government to corporate bonds with ratings of AAA through BBB by Standard & Poor's and Moody's.

      (c) The Bond Fund of America which invests in a diversified portfolio consisting primarily of marketable fixed-income debt securities, government obligations and money market instruments.

      (d) The Daiwa Balanced Fund which invests in a combination of equities of U.S. corporations and investment grade debt.

      (e) The Fidelity Advisor Income & Growth Fund which invests in equity and fixed-income securities with income, growth of income and capital appreciation potential. It may also invest in equity securities of some smaller, more rapidly growing companies.

      (f) The Daiwa Pooled Equity Fund which invests in large U.S. company stocks and convertible securities.

      (g) The Investment Company of America Fund which invests primarily in common stocks but may also invest in high-quality convertibles and debt securities.

      (h) The Stepstone Emerging Growth Fund which will be invested primarily in the common stocks of smaller and medium-sized companies with above-average prospects for earnings growth.

      (i) The AIM Constellation Fund which invests primarily in common stocks, emphasizing small to medium sized emerging growth companies.

      (j) The American EuroPacific Fund which will be invested in a carefully chosen selection of more than 250 companies based outside the U.S. which offer above-average growth potential.


                                                                              34

                   "Amendment No. 2, effective November 6, 1995
                        unless otherwise provided herein."

      (k) The American Balanced Fund which normally invests in a diversified array of equities, debt and cash instruments. These purchases may include common stocks, preferred stocks, corporate bonds or U.S. government securities. The equity portion includes foreign and domestic issues. Fixed-income securities must be rated investment grade at the time of purchase.

      (l) The AIM Value A Fund which invests primarily in equity securities that are undervalued relative to current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies. It invests chiefly in stocks and convertibles, but may also invest in preferred stocks and debt securities. The fund may invest up to 25% of its assets in foreign securities.

5.04  Valuation of Trust Fund

      (a) The Trust Fund shall be valued by the Trustee as of each Valuation Date on the basis of its fair market value.

      (b) The Trust Fund may also be valued by the Trustee as of any other date as the Committee may authorize for any reason the Committee deems appropriate.

5.05  Allocation of Investment Earnings and Expenses

      On the basis of the valuation as of a Valuation Date, subject to the provisions of Subsection 7.03(b) and 7.04(h), the Accounts of all Participants, shall be (a) proportionately adjusted to reflect expenses in accordance with Section 3.10 and investment earnings, other than those credited to a specific Account; and (b) directly adjusted to reflect all other applicable transactions during the Plan Year attributable to such Accounts including, but not limited to, any contributions or distributions.

                  "Amendment No. 2, effective November 6, 1995
                       unless otherwise provided herein."

      be paid in a lump sum to such Beneficiary's estate. A Participant may change his Beneficiary designation at any time. All Beneficiary designations and changes shall be made on an appropriate form and filed with the Committee. If the primary Beneficiary designated by the Participant is anyone other than the Participant's Protected Spouse, such designation must include the written acknowledgment and consent of such spouse and be witnessed by a Plan representative or a notary public, to the extent required by law and the Committee. Such consent will be limited to a specific alternate Beneficiary and any change in such alternate Beneficiary will require a new spousal consent.

6.04  Upon Other Termination of Employment

      (a) Upon a Participant's termination of employment for reasons other than Retirement, Disability or death, the following provisions shall be applicable:

            (i) Such Participant shall have a 100% vested interest in his Elective Deferral Contribution, Voluntary Contribution, Rollover, Transfer, Qualified Matching Contribution and Qualified Nonelective Contribution Accounts.

            (ii) Such Participant's vested interest in his Matching Contribution and Regular Contribution Accounts shall, subject to Subsection 6.05(a), be determined in accordance with the following schedule on the basis of such Participant's full Years of Service.

                Number of Years           Percentage of Account
                ---------------           ---------------------
               Less than 2 full years                0%
                   2 full years                     40%
                   3 full years                     60%
                   4 full years                     80%
                5 or more full years               100%

      (b) The portion of a Participant's Account which is not vested shall be forfeited on the earlier of the date on which the Participant receives a distribution of his vested benefits or the date on which such Participant incurs five consecutive Breaks-in-Service. If a Participant does not have a vested interest in his Account, he shall be deemed to have received an immediate distribution as of the date on which such Participant terminated employment.

            That portion of the Participant's Account which is not vested shall be used to reduce the Company's contributions in accordance with
            Section 3.03.

                    "Amendment No. 2, effective November 6, 1995
                         unless otherwise provided herein."

                                   ARTICLE 12

                      WITHDRAWAL OF FUNDS DURING EMPLOYMENT

12.01 Withdrawals from Elective Deferral Contribution Account

      Subject to the general withdrawal rules below, a Participant may withdraw up to 100% of his Elective Deferral Contribution Account (a) after attaining age 59-1/2 or (b) before attaining age 59-1/2, provided such withdrawal meets the Financial Hardship Rules below.

12.02 Withdrawals from Matching Contribution Account

      Subject to the general withdrawal rules below, a Participant who has completed five or more full years of Plan participation and has a 100% vested interest in his Matching Contribution Account may withdraw up to 100% of such Account.

12.03 Withdrawals from Regular Contribution Account

      No withdrawals shall be permitted from a Participant's Regular Contribution Account.

12.04 Withdrawals from Rollover Account

      Subject to the general withdrawal rules below, a Participant may elect to withdraw up to 100% of his Rollover Account.

12.05 Withdrawals from Transfer Account

      Subject to the general withdrawal rules below, a Participant may elect to withdraw up to 100% of his Transfer Account, provided such withdrawal meets the Financial Hardship Rules below.

12.06 Withdrawals from Qualified Matching Contribution and Qualified Nonelective Contribution Accounts

      Subject to the general withdrawal rules below, a Participant who has attained age 59-1/2 may withdraw up to 100% of his Qualified Matching Contribution and Qualified Nonelective Contribution Accounts.

12.07 Financial Hardship Rules

      (a) For purposes of this Article, a Financial Hardship withdrawal may be made only if it is on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need.

                                                                              70

                    "Amendment No. 2, effective November 6, 1995
                         unless otherwise provided herein."